Exhibit 10.1

Execution Version

$300,000,000

MEMORIAL PRODUCTION PARTNERS LP

MEMORIAL PRODUCTION FINANCE CORPORATION

7  5⁄8% Senior Notes due 2021

PURCHASE AGREEMENT

  Dated: October 7, 2013

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EXHIBITS
Exhibit A	–	Initial Purchasers
Exhibit B	–	Guarantors
Exhibit C	–	Subsidiaries
Exhibit D	–	Form of Pricing Term Sheet
Exhibit E	–	Amendments; Issuer Free Writing Documents
Exhibit F	–	General Solicitations
Exhibit G	–	Form of Opinion of Issuers’ Counsel
Exhibit H	–	Form of Registration Rights Agreement

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$300,000,000

MEMORIAL PRODUCTION PARTNERS LP

MEMORIAL PRODUCTION FINANCE CORPORATION

7  5⁄8% Senior Notes due 2021

PURCHASE AGREEMENT

October 7, 2013

Wells Fargo Securities, LLC

As Representative of the several Initial Purchasers

c/o Wells Fargo Securities, LLC

550 S. Tryon Street

Charlotte, North Carolina 28202

Ladies and Gentlemen:

Memorial Production Partners LP, a Delaware limited partnership (the “Partnership”), and Memorial Production Finance Corporation, a Delaware corporation (“FinanceCo” and, together with the Partnership, the “Issuers”), confirm their agreement with Wells Fargo Securities, LLC (“Wells Fargo”) and each of the other Initial Purchasers named on Exhibit A hereto (collectively, the “Initial Purchasers,” which term shall also include any person substituted for an Initial Purchaser pursuant to Section 10 hereof), for whom Wells Fargo is acting as representative (in such capacity, the “Representative”), with respect to the issue and sale by the Issuers and the purchase by the Initial Purchasers, acting severally and not jointly, of $300,000,000 in aggregate principal amount of the Issuers’ 7  5⁄8% Senior Notes due 2021 (the “Notes”). The Notes will be issued pursuant to an Indenture dated as of April 17, 2013 (as supplemented, the “Indenture”) among the Issuers, the Guarantors referred to below, and U.S. Bank National Association, as trustee (the “Trustee”). The Issuers’ obligations under the Notes, including the due and punctual payment of interest on the Notes, will be irrevocably and unconditionally guaranteed on an unsecured senior basis (the “Guarantees” and, together with the Notes, the “Securities”) by the Guarantors. Certain terms used in this purchase agreement (this “Agreement”) are defined in Section 15 hereof. The Notes constitute “Additional Securities” (as such term is defined in the Indenture) under the Indenture and will be issued pursuant to and in compliance with Sections 2.13 and 4.09 thereof. The Issuers have previously issued $400,000,000 aggregate principal amount of 7  5⁄8% Senior Notes due 2021 (the “Outstanding Notes”) under the Indenture. Except as otherwise disclosed in the General Disclosure Package or the Offering Memorandum, the Notes will have terms identical to the Outstanding Notes and will be treated as a single series of debt securities for all purposes under the Indenture.

Reference herein to: (1) “General Partner” means Memorial Production Partners GP LLC, a Delaware limited liability company and the sole general partner of the Partnership;

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(2) “Guarantors” means the direct or indirect subsidiaries of the Partnership listed on Exhibit B hereto; (3) “Subsidiaries” means the direct or indirect subsidiaries of the Partnership listed on Exhibit C hereto; (4) “Partnership Parties” means the Issuers and the Guarantors; (5) “Partnership Entities” means the General Partner, the Partnership and the Subsidiaries; (6) “Memorial Parties” means the General Partner, the Issuers and the Guarantors; (7) “Memorial Entities” means the Partnership Entities and Memorial Resource Development LLC, a Delaware limited liability company (“Memorial Resource”); (8) “Beta Entities” means Rise Energy Operating, LLC, a Delaware limited liability company, Rise Energy Minerals, LLC, a Delaware limited liability company, Rise Energy Beta, LLC, a Delaware limited liability company, and San Pedro Bay Pipeline Company, a California corporation; (9) “Partnership Properties” means all of the assets and properties owned by the Partnership Entities; (10) “WHT Entities” means WHT Energy Partners LLC, a Delaware limited liability company, and WHT Carthage LLC, a Delaware limited liability company; (11) “Operating Company” means Memorial Production Operating LLC, a Delaware limited liability company; (12) “WHT Properties” means the properties and assets owned by the WHT Entities; (13) “Cinco Entities” means Memorial Energy Services LLC, a Delaware limited liability company, Memorial Midstream LLC, a Texas limited liability company, and Prospect Energy, LLC, a Colorado limited liability company; and (14) “Cinco Properties” means the properties and assets owned by the Cinco Entities.

The Securities will be offered and sold to the Initial Purchasers without registration under the 1933 Act, in reliance on the exemption provided by Section 4(a)(2) of the 1933 Act. The Issuers and the Guarantors have prepared a preliminary offering memorandum, dated October 7, 2013 (the “Preliminary Offering Memorandum”), and a pricing term sheet substantially in the form attached hereto as Exhibit D (the “Pricing Term Sheet”) setting forth the terms of the Securities omitted from the Preliminary Offering Memorandum. Promptly following the execution of this Agreement, the Issuers and the Guarantors will prepare an offering memorandum, dated October 7, 2013 (the “Offering Memorandum”), setting forth information regarding the Partnership Parties and the Securities. The Preliminary Offering Memorandum, as supplemented and amended as of the Applicable Time, together with the Pricing Term Sheet and any of the documents listed on Exhibit E hereto are collectively referred to as the “General Disclosure Package.” The Issuers and the Guarantors hereby confirm that they have authorized the use of the General Disclosure Package and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers.

Any reference to the General Disclosure Package or the Offering Memorandum shall be deemed to refer to and include any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the 1934 Act incorporated by reference into the General Disclosure Package or the Offering Memorandum, as the case may be. All documents filed under the 1934 Act and so deemed to be included in the Preliminary Offering Memorandum, General Disclosure Package or the Offering Memorandum, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports.”

You have advised the Issuers that you will resell, in the case of (i) below, and offer and resell, in the case of (ii) below (collectively, the “Exempt Resales”), the Securities purchased by you hereunder on the terms set forth in each of the General Disclosure Package and the Offering Memorandum, as amended or supplemented, solely to (i) persons whom you reasonably believe

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to be “qualified institutional buyers” as defined in Rule 144A under the 1933 Act (“QIBs”), and (ii) in compliance with Regulation S under the 1933 Act (“Regulation S”). Those persons specified in clauses (i) and (ii) of this paragraph are referred to herein as “Eligible Purchasers.”

Holders (including subsequent transferees) of the Securities will have the benefit of the registration rights set forth in the registration rights agreement substantially in the form attached hereto as Exhibit H (the “Registration Rights Agreement”) among the Issuers, the Guarantors and the Initial Purchasers to be dated the Closing Date (as defined herein). Pursuant to the Registration Rights Agreement, the Issuers and the Guarantors will agree to file with the Commission under the circumstances set forth therein, a registration statement under the 1933 Act relating to the Issuers’ 7  5⁄8% Senior Notes due 2021 (the “Exchange Notes”) and the Guarantors’ Exchange Guarantees (the “Exchange Guarantees”) to be offered in exchange for the Securities and the Guarantees (the “Exchange Offer”).

SECTION 1. Representations and Warranties.

(a)      Representations and Warranties by the Memorial Parties.  The Memorial Parties, jointly and severally, represent and warrant to each Initial Purchaser, and agree with each Initial Purchaser, as follows:

(1)      Rule 144A Information.  Each of the General Disclosure Package and the Offering Memorandum, each as of its respective date, contains all the information required by Rule 144A(d)(4) under the 1933 Act, if any.

(2)      No Stop Orders.   The General Disclosure Package and the Offering Memorandum have been prepared by the Partnership Parties for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing the use of the General Disclosure Package or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the 1933 Act has been issued, and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Memorial Parties, is contemplated.

(3)      No Material Misstatement or Omission.   (i) The Preliminary Offering Memorandum, as of the date thereof, did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) the General Disclosure Package, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) the Offering Memorandum, as of the date thereof, did not and, at the Closing Date, will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iv) each Issuer Free Writing Document (as defined below) set forth on Exhibit E or used pursuant to Section 3(p) (including any electronic road show), when taken together with the General Disclosure Package, did not, and, at the Closing

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Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The representations and warranties in the preceding paragraph do not apply to statements in or omissions from the Offering Memorandum, the General Disclosure Package, any Issuer Free Writing Document or any amendment or supplement to any of the foregoing made in reliance upon and in conformity with written information furnished to the Partnership by any Initial Purchaser through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by the Initial Purchasers as aforesaid consists of the information described as such in Section 6(b) hereof.

(4)      Incorporated Documents.   The Exchange Act Reports incorporated by reference in the General Disclosure Package or the Offering Memorandum, at the respective times they were or hereafter are filed with the Commission, complied or will comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations and did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(5)      Reporting Compliance.   The Partnership is subject to, and is in full compliance in all material respects with, the reporting requirements of Section 13 and Section 15(d), as applicable, of the 1934 Act.

(6)      No Other Securities of Same Class.  When the Securities are issued and delivered pursuant to this Agreement, such Securities will not be of the same class (within the meaning of Rule 144A under the 1933 Act) as securities of the Issuers or the Guarantors that are listed on a national securities exchange registered under Section 6 of the 1934 Act or that are quoted in a United States automated inter-dealer quotation system.

(7)      No Registration.  No registration under the 1933 Act of the Securities is required for the sale of the Securities and to you as contemplated hereby or for the initial resale of Securities by you to the Eligible Purchasers, assuming the accuracy of the Initial Purchasers’ representations in this Agreement.

(8)      No General Solicitation.   No form of general solicitation or general advertising within the meaning of Rule 502 under the 1933 Act (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) (each, a “General Solicitation”) was used by the Issuers or any of their affiliates or any of their representatives (other than you, as to whom the Memorial Parties make no representation) in connection with the offer and sale of the Securities, other than a General Solicitation with the prior consent of the Representative and set forth on Exhibit F.

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(9)      Regulation S Compliance.  Each of the Issuers is a Category 2 issuer for purposes of Regulation S. No directed selling efforts within the meaning of Rule 902 under the 1933 Act were used by the Issuers and their subsidiaries or any of their representatives (other than you, as to whom the Memorial Parties make no representation) with respect to Securities sold in reliance on Regulation S, and the Issuers, any affiliate of the Issuers and any person acting on their behalf (other than you, as to whom the Memorial Parties make no representation) have complied with and will implement the “offering restrictions” required by Rule 902 under the 1933 Act.

(10)    No Integration.   None of the Partnership Parties nor any other person acting on behalf of the Partnership Parties has sold or issued any securities that would be integrated with the offering of the Securities contemplated by this Agreement in a manner that would require registration of the Securities under the 1933 Act.

(11)    Good Standing of the Memorial Parties.  Each of the Memorial Parties is validly existing as a limited partnership, limited liability company or corporation, as applicable, in good standing under the laws of its jurisdiction of organization with full power and authority to enter into and perform its respective obligations under this Agreement and the other Transaction Documents and consummate the transactions contemplated hereby and thereby. Each of the Partnership Entities is duly qualified to do business as a foreign limited partnership, limited liability company or corporation, as applicable, and is in good standing under the laws of each jurisdiction which requires, or at the Closing Date, will require, such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties, taken as a whole, whether or not arising from transactions in the ordinary course of business, on the Partnership Entities, taken as a whole (a “Material Adverse Effect”), or subject the limited partners of the Partnership to any material liability or disability.

(12)    Ownership of the General Partner.  Memorial Resource owns, and on the Closing Date, will own, all of the issued and outstanding Class A Membership Interests (as defined in the GP LLC Agreement (as defined below)) of the General Partner, and Natural Gas Partners VIII, L.P., a Delaware limited partnership (“NGP VIII”), Natural Gas Partners IX, L.P., a Delaware limited partnership (“NGP IX”), and NGP IX Offshore Holdings, L.P., a Delaware limited partnership (“NGP Holdings” and, together with NGP VIII and NGP IX, the “Funds”), own, and on the Closing Date, will own, in the aggregate, all of the issued and outstanding non-voting Class IDR Membership Interests (as defined in the GP LLC Agreement) of the General Partner; the Class A Membership Interests and Class IDR Membership Interests are duly authorized and validly issued in accordance with the limited liability company agreement of the General Partner (the “GP LLC Agreement”), and are fully paid (to the extent required by the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”));

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and Memorial Resource and the Funds own such membership interests free and clear of all liens, encumbrances, security interests, charges or other claims (collectively, “Liens”), except for restrictions on transferability contained in the GP LLC Agreement or as described in the General Disclosure Package and the Offering Memorandum; and on the Closing Date, no other interest in the General Partner will be outstanding.

(13)    General Partner of the Partnership.   The General Partner is, and on the Closing Date, will be, the sole general partner of the Partnership with a 0.1% general partner interest in the Partnership; such general partner interest has been, and on the Closing Date, will be, duly authorized and validly issued in accordance with the First Amended and Restated Agreement of Limited Partnership of the Partnership, as in effect on the date hereof (the “Partnership Agreement”); and the General Partner owns, and will own on the Closing Date, such general partner interest free and clear of all Liens, except for restrictions on transferability contained in the Partnership Agreement or as described in the General Disclosure Package and the Offering Memorandum.

(14)    Memorial Resource.  Memorial Resource owns, and on the Closing Date, will own, 7,061,294 Common Units and 5,360,912 Subordinated Units (the “Sponsor Units”), and the General Partner owns, and on the Closing Date, will own, 100% of the Incentive Distribution Rights (as such term is defined in the Partnership Agreement, the “IDRs”) in the Partnership, in each case free and clear of all Liens, except for restrictions on transferability contained in the Partnership Agreement or as described in the General Disclosure Package and the Offering Memorandum; all of such Sponsor Units and IDRs and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-607 and 17-804 of the Delaware Limited Partnership Act).

(15)    Ownership of the Operating Company.  The Partnership owns, and on the Closing Date, will own, all of the issued and outstanding membership interests of the Operating Company free and clear of all Liens, except for restrictions on transferability contained in the limited liability company agreement of the Operating Company (as in effect on the date hereof, the “Operating Company LLC Agreement”) or Liens pursuant to that certain Credit Agreement dated December 14, 2011, among the Operating Company, as borrower, the guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent for the lenders party thereto, and the other agents and lenders party thereto (as amended, the “Credit Agreement”); such membership interests have been duly authorized and validly issued in accordance with the Operating Company LLC Agreement and are fully paid (to the extent required by the Operating Company LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act).

(16)    Ownership of FinanceCo.  The Partnership owns, and on the Closing Date, will own, all of the issued and outstanding shares of capital stock of FinanceCo free and clear of all Liens except for Liens pursuant to the Credit Agreement; such shares of

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capital stock have been duly authorized and validly issued in accordance with the certificate of incorporation and bylaws of FinanceCo and are fully paid and nonassessable.

(17)    Ownership of the Subsidiaries.  The Operating Company owns, and on the Closing Date, will own, directly or indirectly, all of the issued and outstanding membership interests and shares of capital stock of each of the Subsidiaries other than FinanceCo (other than with respect to San Pedro Bay Pipeline Company, of which the Operating Company indirectly owns 51.75% of the issued and outstanding common stock) free and clear of all Liens, except for restrictions on transferability contained in the limited liability company agreements or other similar governing documents of each of the Subsidiaries and Liens pursuant to the Credit Agreement; such membership interests of Columbus Energy, LLC, a Delaware limited liability company (“Columbus”), and, to the knowledge of the Memorial Parties, such membership interests and common stock, as applicable, of the Beta Entities, the WHT Entities and the Cinco Entities have been duly authorized and validly issued in accordance with the limited liability company agreements or other similar governing documents of the Subsidiaries, and are fully paid (to the extent required by each applicable limited liability company agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act, Sections 101.206 and 101.613 of the Texas Business Organizations Code and Section 7-80-606 of the Colorado Revised Statutes).

(18)    The Securities.   The Securities have been duly authorized and, at the Closing Date, will have been duly executed by the Issuers and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) (“Creditors’ Rights”), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

(19)    The Exchange Notes.   The Exchange Notes have been duly authorized and, when issued and authenticated in accordance with the terms of the Indenture and delivered in accordance with the Exchange Offer as provided in the Registration Rights Agreement, will be validly issued and will constitute valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with their terms, except as enforcement thereof may be limited by Creditors’ Rights, and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

(20)    The Guarantees.    The Guarantees have been duly authorized by the Guarantors. When the Securities have been validly issued, executed and authenticated in accordance with the terms of the Indenture and delivered against payment therefor as provided in this Agreement, the Guarantees will constitute valid and binding obligations of the Guarantors, enforceable against each Guarantor in accordance with their terms, except as enforcement thereof may be limited by Creditors’ Rights, and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

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(21)    The Exchange Guarantees.   The Exchange Guarantees have been duly authorized, and when the Exchange Notes have been validly issued, executed and authenticated in accordance with the terms of the Indenture and delivered in accordance with the Exchange Offer as provided in the Registration Rights Agreement, will be validly issued and will constitute valid and binding obligations of the Guarantors, enforceable against each Guarantor in accordance with their terms, except as enforcement thereof may be limited by Creditors’ Rights, and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

(22)    Capitalization.   As of the date hereof, the Partnership has no limited partner interests issued and outstanding other than the following: 39,194,060 Common Units, including Common Units owned by the public unitholders, 5,360,912 Subordinated Units and the IDRs. Other than the Subordinated Units, the IDRs and the Common Units issued pursuant to the Partnership’s public equity offering on October 8, 2013, the 39,194,060 Common Units will be the only limited partner interests of the Partnership issued and outstanding on the Closing Date, except for issuances of equity pursuant to employee benefit plans or long-term incentive plans.

(23)    No Other Subsidiaries.   Other than its ownership of its 0.1% general partner interest in the Partnership and the IDRs, the General Partner will not, on the Closing Date, own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity. As of the date hereof, other than (i) the Partnership’s ownership of a 100% membership interest in the Operating Company and 100% of the common stock of FinanceCo, and (ii) the Operating Company’s direct or indirect ownership of a 100% membership interest in each of the Subsidiaries other than FinanceCo (other than with respect to San Pedro Bay Pipeline Company, of which the Operating Company indirectly owns 51.75% of the issued and outstanding common stock), neither the Partnership nor the Operating Company owns, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity. As of the Closing Date, other than (i) the Partnership’s ownership of a 100% membership interest in the Operating Company and 100% of the common stock of FinanceCo, and (ii) the Operating Company’s direct or indirect ownership of a 100% membership interest in each of the Subsidiaries other than FinanceCo (other than with respect to San Pedro Bay Pipeline Company, of which the Operating Company indirectly owns 51.75% of the issued and outstanding common stock), neither the Partnership nor the Operating Company will own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.

(24)    No Preemptive Rights.    Except as described in or incorporated by reference into the General Disclosure Package and the Offering Memorandum, there are no outstanding options or warrants to purchase any securities of the Partnership Entities.

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The issuance and sale of the Securities as contemplated by this Agreement does not give rise to any rights for or relating to the registration of any securities of the Partnership Parties.

(25)    Full Power.   Each of the Memorial Parties has all requisite power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and perform its respective obligations hereunder and thereunder. Each of the Issuers has all requisite partnership or corporate, as applicable, power and authority to issue, sell and deliver the Securities, in accordance with and upon the terms and conditions set forth in this Agreement, the Indenture, the General Disclosure Package and the Offering Memorandum. Each of the Guarantors has all requisite limited liability company power and authority to issue the Guarantees.

(26)    Authorization of this Agreement.    This Agreement has been duly authorized, executed and delivered by each of the Memorial Parties.

(27)    The Indenture.   The Indenture has been duly authorized, executed and delivered by each of the Partnership Parties and constitutes a valid and binding agreement of each of the Partnership Parties, enforceable against each of the Partnership Parties in accordance with its terms, except as enforcement thereof may be limited by Creditors’ Rights. No qualification of the Indenture under the 1939 Act is required in connection with the offer and sale of the Securities contemplated hereby or in connection with the Exempt Resales. The Indenture conforms in all material respects to the requirements of the 1939 Act and the rules and regulations thereunder applicable to an indenture that is qualified thereunder.

(28)    The Registration Rights Agreement.  The Registration Rights Agreement has been duly authorized by each of the Partnership Parties. When the Registration Rights Agreement has been executed and delivered in accordance with the terms hereof and thereof by the Partnership Parties, and assuming due authorization and execution by the Representative, it will constitute a valid and binding agreement of each of the Partnership Parties, enforceable against each of the Partnership Parties in accordance with its terms, except as enforcement thereof may be limited by Creditors’ Rights.

(29)    No Conflicts.  None of (i) the offering, issuance or sale by the Partnership Parties of the Securities, (ii) the execution, delivery and performance of this Agreement and the other Transaction Documents by the Memorial Parties party thereto; (iii) any other transactions contemplated by this Agreement, or (iv) the application of the proceeds as described under the caption “Use of Proceeds” in the General Disclosure Package and the Offering Memorandum, (A) conflicts or will conflict with, or constitutes or will constitute a violation of, the partnership agreement, limited liability company agreement, bylaws, certificate of limited partnership, certificate of formation, certificate of incorporation, certificate of conversion or other constituent document (collectively, the “Organizational Documents”) of any of the Partnership Entities, (B) conflicts or will conflict with, or constitutes or will constitute a breach or violation of, or a default under (or an event that, with notice or lapse of time or both would constitute such a default),

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any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any Partnership Entity is a party or bound or to which its property is subject, (C) violates or will violate any statute, law, regulation, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over any Partnership Entity or any of their properties in a proceeding to which any of them or their property is a party or (D) results or will result in the creation or imposition of any Lien upon any property or assets of any of the Partnership Entities (other than Liens created pursuant to the Credit Agreement), except for such conflicts, breaches, violations, defaults or Liens, in the case of clauses (B), (C) and (D), that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Memorial Parties to consummate the transactions provided for in this Agreement.

(30)    Enforceability of the Organizational Documents.  The Organizational Documents of each of the Memorial Parties have been duly authorized and validly executed and delivered by the parties thereto and are valid and legally binding agreements of such party, enforceable against such party in accordance with their respective terms, provided, that, with respect to each agreement described in this paragraph, the enforceability thereof may be limited by Creditors’ Rights; provided, further, that the indemnity, contribution and exoneration provisions contained in any of such agreements may be limited by applicable laws and public policy.

(31)    No Consents.     No permit, consent, approval, authorization, order, registration, filing or qualification (each, for purposes of this Section, a “consent”) of or with any court, governmental agency or body having jurisdiction over any of the Partnership Entities or any of their properties or assets is required in connection with (i) the offering, issuance or sale by the Partnership Parties of the Securities as described in the General Disclosure Package and the Offering Memorandum, (ii) the execution, delivery and performance of this Agreement and the other Transaction Documents by the Partnership Entities party thereto, (iii) the application of the proceeds as described under the caption “Use of Proceeds” in the General Disclosure Package and the Offering Memorandum other than (A) registration of the Exchange Notes and the Exchange Guarantees under the 1933 Act as contemplated by the Registration Rights Agreement, (B) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Initial Purchasers, (C) consents that have been, or prior to the Closing Date will be, obtained, and (D) consents that, if not obtained, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Memorial Parties to consummate the transactions contemplated by this Agreement.

(32)    No Violations, Breaches or Defaults.  None of the Partnership Entities is (i) in violation of any provision of its Organizational Documents, (ii) in violation of any statute, law, rule, regulation, judgment, order or decree of any court, governmental, regulatory or administrative authority, agency or body, arbitrator or other authority having jurisdiction over any of the Partnership Entities or any of its properties, as applicable, or (iii) in breach, default (or an event that, with notice or lapse of time or

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both, would constitute such a breach or default) or violation in the performance of any obligation, agreement or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument relating to the Partnership Properties to which it is a party or by which it or any of its properties may be bound, which in the case of either (ii) or (iii) would reasonably be expected to have, if continued, a Material Adverse Effect or materially impair the ability of the Memorial Parties to execute this Agreement and the other Transaction Documents party thereto and consummate the transactions contemplated hereby and thereby.

(33)    Description of the Securities and Transaction Documents.  The Notes, the Exchange Notes, the Guarantees, the Exchange Guarantees and the Registration Rights Agreement will conform, and the Indenture conforms, in all material respects to the respective statements relating thereto contained in the General Disclosure Package and the Offering Memorandum.

(34)    Absence of Labor Dispute.    No labor problem or dispute with the employees of any of the Partnership Entities who are engaged in the operation of the Partnership Properties exists or is threatened or imminent, and the Memorial Parties are not aware of any existing or threatened or imminent labor disturbance by the employees of any of the Partnership Entities’ principal suppliers, contractors or customers, that could have a Material Adverse Effect.

(35)    Financial Statements.  The historical financial statements and schedules of the Partnership (or the predecessor to the Partnership, and of any other entities or businesses constituting a portion of the Partnership Properties included for accounting purposes) included in or incorporated by reference into the General Disclosure Package and the Offering Memorandum present fairly the financial condition, results of operations and cash flows of the predecessor to the Partnership and such other entities or businesses, as applicable, as of the dates and for the periods indicated, comply as to form in all material respects with the applicable accounting requirements of Regulation S-X of the 1933 Act and have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The pro forma financial statements included in the General Disclosure Package and the Offering Memorandum comply as to form in all material respects with the requirements of Regulation S-X of the 1933 Act and the assumptions used in the preparation of such pro forma financial statements are, in the opinion of management of the General Partner, reasonable; and the pro forma adjustments reflected in such pro forma financial statements have been properly applied to the historical amounts in compilation of such pro forma financial statements. The other financial information of the Partnership Entities included in or incorporated by reference in the General Disclosure Package and the Offering Memorandum has been derived from the accounting records of the Partnership Entities and fairly presents the information purported to be shown thereby. All information included or incorporated by reference in the General Disclosure Package and the Offering Memorandum regarding “non-GAAP financial measures” (as defined in Regulation G of the Commission) complies in all material respects with Regulation G and Item 10 of Regulation S-K of the Commission, to the extent applicable.

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(36)    Independent Accountants; Independent Petroleum Engineers.     The accountants who certified the financial statements and supporting schedules included in or incorporated by reference into the General Disclosure Package and the Offering Memorandum are independent public accountants with respect to the Memorial Parties as required by the 1933 Act and the Public Company Accounting Oversight Board. The reserve engineers who prepared the reports and audits upon which the estimates of the proved reserves of the Partnership Properties, the WHT Properties and the Cinco Properties disclosed in the General Disclosure Package and the Offering Memorandum were based are independent petroleum engineers with respect to the Partnership Entities and for the periods set forth in the General Disclosure Package and the Offering Memorandum.

(37)    Oil and Natural Gas Reserves. The oil and natural gas reserve estimates of the Partnership Properties, the WHT Properties and the Cinco Properties contained in the General Disclosure Package and the Offering Memorandum are derived from reports that have been prepared by Netherland, Sewell & Associates, Inc. (“NSAI”), Cawley Gillespie & Associates, Inc. (“Cawley Gillespie”), Ryder Scott Company, L.P. (“Ryder Scott”), W.D. Von Gonten & Co. (“Von Gonten”) or Miller and Lents, LTD (“Miller and Lents”), and such estimates fairly reflect, in all material respects, the oil and natural gas reserves attributable to such properties at the dates indicated therein and are in accordance, in all material respects, with Commission guidelines applied on a consistent basis throughout the periods involved.

(38)    Absence of Proceedings.   Except as described in or incorporated by reference into the General Disclosure Package and the Offering Memorandum, no action, suit, proceeding, inquiry or investigation by or before any court or governmental or other regulatory or administrative agency, authority or body or any arbitrator involving any of the Partnership Entities or its or their property is pending or, to the knowledge of the Memorial Parties, threatened or contemplated that (i) could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the performance of this Agreement or the other Transaction Documents or the consummation of any of the transactions contemplated herein or therein; (ii) could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or (iii) that are required to be described in the General Disclosure Package or the Offering Memorandum but are not described as required.

(39)    Title to Property.  The Partnership Entities have, and on the Closing Date, will have (A) legal, valid and defensible title to the interests in the Partnership Properties supporting the estimates of its net proved reserves contained in the General Disclosure Package and the Offering Memorandum, (B) good and marketable title in fee simple to all real property owned by them, other than the Partnership Properties covered by clause (A), and (C) good and marketable title to all other property and assets owned by them, in each case, free and clear of all Liens, except such as (i) are described in the General Disclosure Package and the Offering Memorandum, (ii) are permitted under the Credit Agreement, (iii) would not result in a Material Adverse Effect, or (iv) do not, individually or in the aggregate, materially affect the value of such property and do not materially

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interfere with the use of such properties taken as a whole as they have been used in the past and are proposed to be used in the future as described in the General Disclosure Package and the Offering Memorandum by the Partnership Entities; all real property, buildings and other improvements, and equipment and other property to be held under lease or sublease by any of the Partnership Entities will be held by them under valid, subsisting and enforceable leases or subleases, as the case may be, with, solely in the case of leases or subleases relating to real property and buildings or other improvements, such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings or other improvements taken as a whole as they have been used in the past and are proposed to be used in the in the future as described in the General Disclosure Package and the Offering Memorandum, and all such leases and subleases will be in full force and effect; and none of the Partnership Entities has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Partnership Entities under any of the leases or subleases mentioned above or affecting or questioning the rights of the Partnership Entities to the continued possession of the leased or subleased premises under any such lease or sublease except for such claims that, if successfully asserted, would not, individually or in the aggregate, have a Material Adverse Effect; provided, however, that the enforceability of such leases and subleases, as the case may be, may be limited by Creditors’ Rights.

(40)    Rights-of-Way.   Each of the Partnership Entities has, and on the Closing Date, will have, such consents, easements, rights-of-way or licenses from any person (collectively, “rights-of-way”) as are necessary to conduct its business in the manner described in the General Disclosure Package and the Offering Memorandum, subject to such qualifications as may be set forth in the General Disclosure Package and the Offering Memorandum, except for such rights-of-way the failure of which to obtain, would not result in, individually or in the aggregate, a Material Adverse Effect; and other than as set forth, and subject to the qualifications contained, in the General Disclosure Package and the Offering Memorandum, each of the Partnership Entities will have fulfilled and performed all of its obligations with respect to such rights-of-way and no event shall have occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that would not have a Material Adverse Effect.

(41)    Possession of Licenses and Permits.    Each of the Partnership Entities possesses, and on the Closing Date, will possess, such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct its business in the manner described in the General Disclosure Package and the Offering Memorandum, except for such Governmental Licenses the failure of which to obtain, would not result in, individually or in the aggregate, a Material Adverse Effect; the Partnership Entities are and will be in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, have a Material Adverse Effect; the Governmental

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Licenses are and will be valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect; and, to the knowledge of the Memorial Parties, none of the Memorial Entities has received any notice of proceedings relating to the revocation or modification of any Governmental Licenses that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(42)    Tax Returns.  Each of the Partnership Entities has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof, except in any case in which the failure so to file would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith and except for such taxes, assessments, fines or penalties the nonpayment of which would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(43)    Insurance.   The Partnership Entities are insured, and on the Closing Date, will be insured, by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged, except for such policies of insurance the failure of which to obtain, would not result in, individually or in the aggregate, a Material Adverse Effect; all policies of insurance and any fidelity or surety bonds insuring the Partnership Entities or their respective businesses, assets, employees, officers and directors will be in full force and effect, except when the failure of such policies of insurance and any fidelity or surety bonds to be in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect; and the Partnership Entities will be in compliance with the terms of such policies and instruments in all material respects.

(44)    No Restrictions on Distributions.   No Partnership Entity is, and on the Closing Date, no Partnership Entity will be, prohibited, directly or indirectly, from making any distribution with respect to its equity interests, from repaying any loans or advances to any other Partnership Entity or from transferring any of its property or assets to the Partnership or any other Partnership Entity, except as described in or contemplated by the General Disclosure Package and the Offering Memorandum or provided by the Indenture or the Credit Agreement.

(45)    Environmental Laws.  Except as described in or incorporated by reference into the General Disclosure Package and the Offering Memorandum and except as would not, individually or in the aggregate, have a Material Adverse Effect, (A) with respect to the ownership and operation of the Partnership Properties, none of the Partnership Entities are in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or

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judgment, relating to protection of human health (to the extent relating to exposure to Hazardous Materials) or wildlife or pollution of the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) with respect to the ownership and operation of the Partnership Properties, the Partnership Entities have all permits, authorizations and approvals required for the operation of their business under any applicable Environmental Laws and are each in compliance with their requirements, (C) with respect to the ownership and operation of the Partnership Properties, no Partnership Entity has received written notice of any pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against any of the Partnership Entities, and (D) with respect to the ownership and operation of the Partnership Properties, to the knowledge of the Memorial Parties, there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against any of the Partnership Entities relating to any Environmental Laws.

(46)    Transactions with Related Persons.   No relationship, direct or indirect, which would be required to be described in a registration statement of the Issuers pursuant to Item 404 of Regulation S-K, exists between or among any Memorial Party, on the one hand, and the directors, officers, stockholders, affiliates, customers or suppliers of any Memorial Party, on the other hand, that has not been described in the General Disclosure Package and the Offering Memorandum.

(47)    ERISA Compliance.     On the Closing Date, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) the Partnership Entities will be in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published governmental interpretations thereunder (“ERISA”); (ii) no “reportable event” (as defined in Section 4043(c) ERISA) has occurred with respect to any “pension plan” (as defined in Section 3(2) of ERISA) for which any Partnership Entities would have any liability, excluding any reportable event for which a waiver could apply; (iii) neither the Partnership nor any Partnership Entity has incurred, nor does any such entity reasonably expect to incur, liability under (a) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (b) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published governmental interpretations thereunder (the “Code”) with respect to any “pension plan”; (iv) each “pension plan” for which any Partnership Entity would have any liability that is intended to be qualified under Section 401(a) of the Code is the subject of a favorable determination or opinion letter from the Internal Revenue

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Service to the effect that it is so qualified and, to the knowledge of the Memorial Parties, nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification; and (v) no Partnership Entity has incurred any material unpaid liability to the Pension Benefit Guaranty Corporation (other than for payment of premiums in the ordinary course of business) for which any Partnership Entity could be liable.

(48)    No Material Adverse Change in Business.  Since the date of the latest audited financial statements included in the General Disclosure Package and the Offering Memorandum, the Partnership Properties have not sustained any loss or interference from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, otherwise than as set forth or contemplated in the General Disclosure Package and the Offering Memorandum and other than as would not reasonably be expected to have a Material Adverse Effect or prevent or materially interfere with or delay the consummation of this Agreement and the transactions contemplated hereby. Subsequent to the respective dates as of which information is given in the General Disclosure Package and the Offering Memorandum, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving, individually or in the aggregate, a prospective material adverse change, in or affecting the condition (financial or otherwise), prospects, management, earnings, business or properties of the Partnership Entities or the Partnership Properties, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as described in the General Disclosure Package and the Offering Memorandum (exclusive of any supplement thereto) or (ii) any dividend or distribution of any kind declared, paid or made by any Partnership Entities, in each case other than as described in the General Disclosure Package and the Offering Memorandum.

(49)    Accuracy of Descriptions.  The information included or incorporated by reference into the General Disclosure Package and the Offering Memorandum under the captions “Business and Properties—Environmental, Health and Safety Matters and Regulations,” “Business and Properties—Other Regulation of the Oil and Natural Gas Industry,” “Management,” “Certain Relationships and Related Party Transactions,” “Description of Other Indebtedness,” “Description of Notes,” “Transfer Restrictions,” “Certain Material United States Federal Income Tax Considerations” and “Certain ERISA Considerations,” in each case, to the extent that it constitutes matters of law, summaries of legal matters, summaries of provisions of the Organizational Documents of the Partnership Entities or any other instruments or agreements, summaries of legal proceedings, or legal conclusions, is correct in all material respects; all descriptions in the General Disclosure Package and the Offering Memorandum of any of the terms of (i) all instruments, agreements and documents filed as exhibits to the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2012 (the “Form 10-K”), Quarterly Reports on Form 10-Q for the periods ended March 31, 2013 and June 30, 2013 (the “Form 10-Qs”) or Current Reports on Form 8-K incorporated by reference into

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the General Disclosure Package and the Offering Memorandum and (ii) any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, to which any of the Partnership Entities is a party, are accurate in all material respects. There are no contracts, agreements or other documents that would be required to be described in a registration statement filed under the 1933 Act or filed as exhibits to a registration statement of the Issuers pursuant to Item 601(b)(10) of Regulation S-K that have not been described in the General Disclosure Package and the Offering Memorandum.

(50)    Compliance with Sarbanes-Oxley Act.  At the dates that each of the Form 10-K and the Form 10-Qs was filed with the Commission, the Partnership Entities and, to the knowledge of the Memorial Parties, the officers and directors of the General Partner, in their capacities as such, were, and on the Closing Date, will be, in compliance in all respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission and the NASDAQ Stock Market promulgated thereunder.

(51)    Investment Company Act.  None of the Partnership Entities is now, and immediately following the issuance and sale of the Securities by the Partnership Parties hereunder and application of the net proceeds from such sale as described in the General Disclosure Package and the Offering Memorandum under the caption “Use of Proceeds” will be, an “investment company” or a company “controlled by” an “investment company” within the meaning of the 1940 Act.

(52)    Internal Accounting Controls.  The Partnership Entities maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Partnership Entities’ internal controls over financial reporting are effective and, except as disclosed in the General Disclosure Package and the Offering Memorandum, none of the Memorial Parties are aware of any material weaknesses in their internal control over financial reporting.

(53)    Disclosure Controls and Procedures.  The Partnership has established and maintains “disclosure controls and procedures” (to the extent required by and as such term is defined in Rule 13a-15(e) under the 1934 Act); and (i) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Partnership in the reports it files or will file or submit under the 1934 Act, as applicable, is accumulated and communicated to management of the General Partner, including its principal executive officer(s) and principal financial officer(s), as appropriate, to allow timely decisions regarding required disclosure to be made and (ii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established to the extent required by Rule 13a-15 of the 1934 Act.

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(54)    Absence of Manipulation.   None of the Memorial Entities has taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the 1934 Act or otherwise, stabilization or manipulation of the price of any security of the Partnership Parties to facilitate the sale or resale of the Securities.

(55)    FCPA.  No Memorial Entity nor, to the knowledge of any of the Memorial Parties, any director, officer, agent or employee of any Memorial Entity, has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Memorial Entities and, to the knowledge of any of the Memorial Parties, their affiliates, have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(56)    Money Laundering Laws.   The operations of each of the Partnership Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Partnership Entities with respect to the Money Laundering Laws is pending or, to the knowledge of any of the Memorial Parties, threatened.

(57)    OFAC.   No Partnership Entity nor, to the knowledge of any of the Memorial Parties, any director, officer, agent or employee of the Partnership Entities, has received notice that it is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Partnership Entities will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(58)    Relationships with Lenders.  Except as described in or incorporated by reference into the General Disclosure Package and the Offering Memorandum, no Partnership Entity has any material lending or other relationship with any bank or lending affiliate of any of the Initial Purchasers.

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(59)    Statistical and Market-Related Data.   All statistical and market-related data included in or incorporated by reference into the General Disclosure Package and the Offering Memorandum are based on or derived from sources that the Partnership believes to be reliable and accurate, and the Partnership has obtained the written consent to the use of such data from such sources to the extent required.

(60)    Solvency.   All indebtedness represented by the Securities is being incurred for proper purposes and in good faith. On the Closing Date, after giving pro forma effect to the purchase of the Securities by the Initial Purchasers pursuant to this Agreement and the use of proceeds therefrom described under the caption “Use of Proceeds” in the General Disclosure Package and the Offering Memorandum, each of the Partnership Parties (i) will be Solvent (as hereinafter defined), (ii) will have sufficient capital for carrying on its business and (iii) will be able to pay its debts as they mature. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of each of the Partnership Parties is not less than the total amount required to pay the liabilities of each of the Partnership Parties on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) each of the Partnership Parties is able to pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities as contemplated by this Agreement and the General Disclosure Package and the Offering Memorandum, none of the Partnership Parties is incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; and (iv) none of the Partnership Parties is engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the such Partnership Party is engaged.

(61)    Margin Requirements.   None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the 1934 Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System.

(62)    Brokers.   There is not a broker, finder or other party that is entitled to receive from the Partnership or any of its subsidiaries any brokerage or finder’s fee or other fee or commission as a result of any of the transactions contemplated by this Agreement, except for discounts and commissions payable to the Initial Purchasers in connection with the sale of the Securities pursuant to this Agreement.

(b)      Certificates.  Any certificate signed by any officer of the Memorial Parties or any of their respective subsidiaries (whether signed on behalf of such officer, such Memorial Party or

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such subsidiary) and delivered to the Representative or to counsel for the Initial Purchasers shall be deemed a representation and warranty by such Memorial Party to each Initial Purchaser as to the matters covered thereby.

SECTION 2.  Sale and Delivery to Initial Purchasers; Closing; Agreements to Sell, Purchase and Resell

(a)      The Securities.    On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Issuers and each of the Guarantors agree to sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Issuers and each of the Guarantors, the aggregate principal amount of Securities set forth opposite such Initial Purchaser’s name in Exhibit A hereto plus any additional principal amount of Securities which such Initial Purchaser may become obligated to purchase pursuant to the provisions of Section 10 hereof, in each case at a price equal to 95.000% of the principal amount thereof.

(b)      Payment.    Payment of the purchase price for, and delivery of, the Securities shall be made at the offices of Latham & Watkins LLP, 811 Main Street, Suite 3700, Houston, Texas 77002, or at such other place as shall be agreed upon by the Representative and the Partnership, at 9:00 A.M. (New York City time) on October 10, 2013 (unless postponed in accordance with the provisions of Section 10), or such other time not later than five business days after such date as shall be agreed upon by the Representative and the Partnership (such time and date of payment and delivery being herein called the “Closing Date”).

Payment shall be made to the Partnership by wire transfer of immediately available funds to a single bank account designated by the Partnership against delivery to the Representative for the respective accounts of the Initial Purchasers of the Securities to be purchased by them. It is understood that each Initial Purchaser has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Notes which it has agreed to purchase. Wells Fargo, individually and not as representative of the Initial Purchasers, may (but shall not be obligated to) make payment of the purchase price for the Notes to be purchased by any Initial Purchaser whose funds have not been received by the Closing Date, but such payment shall not relieve such Initial Purchaser from its obligations hereunder.

(c)      Delivery of Securities.  The Issuers shall make one or more global certificates (collectively, the “Global Securities”) representing the Securities available for inspection by the Representative not later than 1:00 p.m., New York City time, on the business day prior to the Closing Date and, on or prior to the Closing Date, the Issuers shall deliver the Global Securities to DTC or to the Trustee, acting as custodian for DTC, as applicable. Delivery of the Securities to the Initial Purchasers on the Closing Date shall be made through the facilities of DTC unless the Representative shall otherwise instruct.

(d)      Representations of the Initial Purchasers. Each of the Initial Purchasers, severally and not jointly, hereby represents and warrants to the Memorial Parties that it intends to offer the Securities for sale upon the terms and conditions set forth in this Agreement and in the General Disclosure Package. Each of the Initial Purchasers, severally and not jointly, hereby represents

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and warrants to, and agrees with, the Memorial Parties, on the basis of the representations, warranties and agreements of the Memorial Parties, that such Initial Purchaser: (i) is a QIB; (ii) in connection with the Exempt Resales, will sell the Securities only to, the Eligible Purchasers, and in the case of offers and sales outside the United States, upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof; and (iii) will not sell the Securities, nor has it sold the Securities by any form of General Solicitation, without the prior written consent of the Partnership. The Initial Purchasers have advised the Issuers that they will offer the Securities to Eligible Purchasers at a price initially equal to 97.000% of the principal amount thereof, plus accrued interest, if any, from April 17, 2013. Such price may be changed by the Initial Purchasers at any time without notice. Each of the Initial Purchasers understands that the Memorial Parties and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to this Agreement, counsel to the Memorial Parties and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements, and the Initial Purchasers hereby consent to such reliance.

SECTION 3.  Covenants of the Memorial Parties.  Each of the Memorial Parties, jointly and severally, covenants with each Initial Purchaser as follows:

 (a)    Securities Law Compliance.   The Issuers will (i) advise each Initial Purchaser promptly after obtaining knowledge (and, if requested by any Initial Purchaser, confirm such advice in writing) of (A) the issuance by any U.S. or non-U.S. federal or state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Securities for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any U.S. or non-U.S. federal or state securities commission or other regulatory authority, or (B) the occurrence of any event that makes any statement of a material fact made in the General Disclosure Package, any Issuer Free Writing Document, General Solicitation or the Offering Memorandum, untrue or that requires the making of any additions to or changes in the General Disclosure Package, any Issuer Free Writing Document, General Solicitation or the Offering Memorandum, to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of any of the Securities under any securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions and (iii) if, at any time, any U.S. or non-U.S. federal or state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of any of the Securities under any such laws, use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

 (b)    Amendments.   The Issuers will give the Representative notice of their intention to prepare any amendment, supplement or revision to the Preliminary Offering Memorandum, the Offering Memorandum or any Issuer Free Writing Document, and the Issuers will furnish the Representative with copies of any such documents within a reasonable amount of time prior to such proposed use, and will not use any such document to which the Representative or counsel for the Initial Purchasers shall object.

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The Partnership will give the Representative notice of any filings made pursuant to the 1934 Act or the 1934 Act Regulations within 48 hours prior to the Applicable Time. The Partnership will give the Representative notice of its intention to make any such filing from and after the Applicable Time through the Closing Date (or, if later, through the completion of the distribution of the Securities by the Initial Purchasers to Eligible Purchasers) and will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be.

 (c)    Delivery of Disclosure Documents to the Representative.  The Issuers will deliver to the Representative and counsel for the Initial Purchasers, within one day of the date hereof and without charge, such number of copies of the Preliminary Offering Memorandum, the Pricing Term Sheet and the Offering Memorandum and any amendment or supplement to any of the foregoing as they reasonably request.

 (d)    Continued Compliance with Securities Laws.   The Issuers will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated by this Agreement, the General Disclosure Package and the Offering Memorandum. If at any time prior to the completion of the distribution of the Securities by the Initial Purchasers to Eligible Purchasers, any event shall occur or condition shall exist as a result of which it is necessary (or if the Representative or counsel for the Initial Purchasers shall notify the Issuers that, in their judgment, it is necessary) to amend or supplement the General Disclosure Package or the Offering Memorandum (or, in each case, any documents incorporated by reference therein) so that the General Disclosure Package or the Offering Memorandum, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, not misleading or if it is necessary (or, if the Representative or counsel for the Initial Purchasers shall notify the Issuers that, in their judgment, it is necessary) to amend or supplement the General Disclosure Package or the Offering Memorandum (or, in each case, any documents incorporated by reference therein) in order to comply with applicable law, the Issuers will promptly notify the Representative of such event or condition and of their intention to prepare such amendment or supplement (or, if the Representative or counsel for the Initial Purchasers shall have notified the Issuers as aforesaid, the Issuers will promptly notify the Representative of their intention to prepare such amendment or supplement) and will promptly prepare, subject to Section 3(b) hereof, such amendment or supplement as may be necessary to correct such untrue statement or omission or to comply with such requirements, and the Issuers will furnish to the Initial Purchasers such number of copies of such amendment or supplement as the Initial Purchasers may reasonably request. If at any time an event shall occur or condition shall exist as a result of which it is necessary (or if the Representative or counsel for the Initial Purchasers shall notify the Issuers that, in their judgment, it is necessary) to amend or supplement any Issuer Free Writing Document so that it will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they

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were made or then prevailing, not misleading, or if it is necessary (or, if the Representative or counsel for the Initial Purchasers shall notify the Issuers that, in their judgment, it is necessary) to amend or supplement such Issuer Free Writing Document in order to comply with applicable law, the Issuers will promptly notify the Representative of such event or condition and of their intention to prepare such amendment or supplement (or, if the Representative or counsel for the Initial Purchasers shall have notified the Issuers as aforesaid, the Issuers will promptly notify the Representative of their intention to prepare such amendment or supplement) and will promptly prepare and, subject to Section 3(b) hereof, distribute such amendment or supplement as may be necessary to eliminate or correct such conflict, untrue statement or omission or to comply with such requirements, and the Issuers will furnish to the Initial Purchasers such number of copies of such amendment or supplement as the Initial Purchasers may reasonably request.

 (e)    Use of Offering Materials.  Each of the Partnership Parties consents to the use of the General Disclosure Package and the Offering Memorandum in accordance with the securities or “Blue Sky” laws of the jurisdictions in which the Securities are offered by the Initial Purchasers and by all dealers to whom Securities may be sold, in connection with the offering and sale of the Securities.

 (f)    “Blue Sky” and Other Qualifications.  The Issuers will cooperate with the Initial Purchasers to qualify the Securities for offering and sale, or to obtain an exemption for the Securities to be offered and sold, under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may designate and to maintain such qualifications and exemptions in effect for so long as required for the distribution of the Securities (but in no event for a period of not less than one year from the date of this Agreement); provided, however, that the Issuers shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified or exempt, the Issuers will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification or exemption, as the case may be, in effect for so long as required for the distribution of the Securities (but in no event for a period of not less than one year from the date of this Agreement).

 (g)    Use of Proceeds.  The Issuers will use the net proceeds received by them from the sale of the Securities in the manner specified in the Preliminary Offering Memorandum and the Offering Memorandum under “Use of Proceeds.”

 (h)    Restriction on Sale of Securities.  From and including the date of this Agreement through and including the 60th day after the date of this Agreement, the Issuers and the Guarantors will not, without the prior written consent of the Representative, directly or indirectly issue, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option or right to sell or otherwise transfer or dispose of any debt securities of or guaranteed by the

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Issuers or any Guarantor (other than the Securities issued under this Agreement) or any securities convertible into or exercisable or exchangeable for any debt securities of or guaranteed by the Issuers other than to register the Exchange Securities.

  (i)    Rule 144A Information.  So long as any of the Securities are outstanding, the Issuers and the Guarantors will, during any period in which the Partnership is not subject to Section 13 or 15(d) of the 1934 Act, furnish at their expense to the Initial Purchasers, and, upon request, to the holders of the Securities and prospective purchasers of the Securities the information required by Rule 144A(d)(4) under the 1933 Act (if any).

  (j)    Pricing Term Sheet.   The Issuers will prepare the Pricing Term Sheet reflecting the final terms of the Securities, in substantially the form attached hereto as Exhibit D and otherwise in form and substance satisfactory to the Representative; provided, that the Issuers will furnish the Representative with copies of any such Pricing Term Sheet and will not use any such document to which the Representative or counsel to the Initial Purchasers shall object.

 (k)    Preparation of the Offering Memorandum.    Promptly following the execution of this Agreement, the Issuers will, subject to Section 3(b) hereof, prepare the Offering Memorandum, which shall contain the public offering price and terms of the Securities, the plan of distribution thereof and such other information as the Representative and the Issuers may deem appropriate.

  (l)    DTC.    The Issuers will use their best efforts to permit the Securities to be eligible for clearance and settlement through DTC.

 (m)   No Stabilization.    The Issuers, the Guarantors and their respective affiliates will not take, directly or indirectly, any action designed to or that has constituted or that reasonably could be expected to cause or result in the stabilization or manipulation of the price of any security of the Issuers or the Guarantors in connection with the offering of the Securities.

 (n)    No Affiliate Resales.   During the period of one year after the Closing Date, the Issuers will not, and will not permit any of their respective affiliates (as defined in Rule 144 under the 1933 Act) to, resell any of the Securities that constitute “restricted securities” under Rule 144 under the 1933 Act that have been acquired by any of them, except for Securities purchased by the Issuers or any of their respective affiliates and resold in a transaction registered under the 1933 Act or in accordance with Rule 144 under the 1933 Act.

 (o)    No Integration.  The Issuers will not, and will ensure that no affiliate of the Issuers will, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the 1933 Act) that would be integrated with the sale of the Securities in a manner that would require the registration under the 1933 Act of the sale to the Initial Purchasers or to the Eligible Purchasers of the Securities.

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 (p)    Additional Written Communications.  Before making, preparing, using, authorizing, approving or referring to any Issuer Free Writing Document, the Issuers and the Guarantors will furnish to the Representative and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representative reasonably objects.

 (q)    Transaction Documents.   The Issuers and the Guarantors will do and perform all things required or necessary to be done and performed under the Transaction Documents by them prior to the Closing Date, and to satisfy all conditions precedent to the Initial Purchasers’ obligations hereunder to purchase the Securities.

 (r)    No General Solicitation or Directed Selling Efforts.  The Issuers agree that they will not, and will not permit any of their subsidiaries, affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) to (i) solicit offers for, or offer or sell, the Securities by means of any General Solicitation (except as permitted in the next succeeding sentence) or (ii) engage in any directed selling efforts (with respect to the Securities within the meaning of Regulation S), and the Issuers will and will cause all such persons to comply with the offering restrictions requirement of Regulation S with respect to the Securities. Before making, preparing, using, authorizing or distributing any General Solicitation, the Issuers will furnish to the Representative a copy of such communication for review and will not make, prepare, use, authorize, approve or distribute any such communication to which the Representative reasonably objects.

SECTION 4.  Payment of Expenses.

(a)      Expenses.   The Memorial Parties, jointly and severally, will pay all expenses incident to the performance of their respective obligations under this Agreement, including (i) the preparation and printing of the General Disclosure Package and the Offering Memorandum and each amendment thereto (in each case including exhibits) and any costs associated with electronic delivery of any of the foregoing, (ii) the preparation, issuance and delivery of the certificates for the Securities and the issuance and delivery of the Securities to the Initial Purchasers, including any necessary issue or other transfer taxes and any stamp or other taxes or duties payable in connection with the sale, issuance or delivery of the Securities to the Initial Purchasers, (iii) the fees and disbursements of the counsel, accountants and other advisors to the Memorial Parties, (iv) the qualification or exemption of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including the reasonable fees and disbursements of counsel for the Initial Purchasers in connection therewith and in connection with the preparation of any Blue Sky memorandum and any supplements thereto, (v) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Transaction Documents (other than the Indenture), (vi) all fees payable to any rating agencies for rating the Securities and all expenses and application fees incurred in connection with the approval of the Securities for clearance, settlement and book-entry transfer through DTC, and (vii) the transportation and other expenses incurred by or on behalf of the Memorial Parties in connection with presentations to prospective purchasers of the Securities

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(including the cost of the chartered plane used by both representatives of the Memorial Parties and the Initial Purchasers in connection with the presentations to prospective purchasers of the Securities); provided, that except as expressly provided in this Section 4(a) and Section 4(b), the Initial Purchasers shall pay their own costs and expenses, including the costs and expenses of their counsel.

(b)      Reimbursement.    If this Agreement is terminated by the Representative in accordance with the provisions of Section 5 or Section 9(a)(ii)(A) hereof (other than by reason of any action or default by any of the Initial Purchasers), the Memorial Parties, jointly and severally, will reimburse the Initial Purchasers for all of their out-of-pocket expenses reasonably incurred in connection with the proposed purchase and the offering and sale of the Securities, including the reasonable fees and disbursements of counsel for the Initial Purchasers.

SECTION 5. Conditions of Initial Purchasers’ Obligations.   The obligations of the several Initial Purchasers hereunder are subject to the accuracy of the representations and warranties of the Memorial Parties contained in this Agreement on the date hereof and as of the Closing Date (except to the extent any such representation and warranty expressly relates to an earlier date (in which case on and as of such earlier date)), or in certificates signed by any officer of the Memorial Parties or any subsidiary of the Partnership (whether signed on behalf of such officer, such Memorial Party or such subsidiary) delivered to the Representative or counsel for the Initial Purchasers, to the performance by the Memorial Parties of their respective covenants and other obligations hereunder, and to the following further conditions:

 (a)    Opinion of Counsel for the Issuers and the Guarantors.  At the Closing Date, the Representative shall have received the opinion, dated as of the Closing Date, of Akin Gump Strauss Hauer & Feld LLP, counsel for the Issuers and the Guarantors (“Issuers’ Counsel”), in form and substance satisfactory to the Representative, together with signed or reproduced copies of such opinion for each of the other Initial Purchasers, to the effect set forth in Exhibit G hereto.

 (b)    Opinion of Counsel for Initial Purchasers.   At the Closing Date, the Representative shall have received the favorable letter, dated as of the Closing Date, of Latham & Watkins LLP, counsel for the Initial Purchasers, together with signed or reproduced copies of such letter for each of the other Initial Purchasers, with respect to the Securities to be sold by the Issuers pursuant to this Agreement, the Indenture, the General Disclosure Package and the Offering Memorandum, and any amendments or supplements thereto and such other matters as the Representative may reasonably request.

 (c)    Officers’ Certificate.  At the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the General Disclosure Package and the Offering Memorandum (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change or any development that could reasonably be expected to result in a material adverse change, in the condition (financial or other), results of operations, business, properties, management or prospects of the Partnership and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business. At the

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Closing Date, the Representative shall have received a certificate, signed on behalf of each of the Memorial Parties by the President or the Chief Executive Officer of each of the Memorial Parties and the Chief Financial Officer or Chief Accounting Officer of each of the Memorial Parties, dated as of the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Memorial Parties in this Agreement are true and correct at and as of the Closing Date with the same force and effect as though expressly made at and as of the Closing Date (except to the extent any such representation and warranty expressly relates to an earlier date (in which case on and as of such earlier date)) and (iii) the Memorial Parties have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Date under or pursuant to this Agreement.

 (d)    Comfort Letters.   At the time of the execution of this Agreement, the Representative shall have received from (i) each of KPMG LLP (“KPMG”) and Weaver and Tidwell, L.L.P. (“Weaver”) a letter, dated the date of this Agreement and in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Initial Purchasers, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to initial purchasers with respect to the financial statements and certain financial information of the Partnership contained in the General Disclosure Package, any Issuer Free Writing Documents (other than any electronic road show) and the Offering Memorandum and any amendments or supplements to any of the foregoing and (ii) each of NSAI, Cawley Gillespie, Ryder Scott and Von Gonten a letter, dated the date of this Agreement and in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Initial Purchasers, containing statements and information of the type ordinarily included in reserve engineers’ “comfort letters” to initial purchasers with respect to the reserve reports described in Section 1(a)(37) hereof and related reserve information contained in the General Disclosure Package, any Issuer Free Writing Documents (other than any electronic road show) and the Offering Memorandum and any amendments or supplements to any of the foregoing.

 (e)    Bring-Down Comfort Letters.   At the Closing Date, the Representative shall have received from each of KPMG, Weaver, NSAI, Cawley Gillespie, Ryder Scott and Von Gonten a letter, dated as of the Closing Date and in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date.

 (f)    No Downgrade.  There shall not have occurred, on or after the date of this Agreement, any downgrading in the rating of any debt securities of or guaranteed by the Partnership, any preferred securities of the Partnership or any debt securities, preferred securities or trust preferred securities of any Guarantor by any “nationally recognized statistical rating organization” (as defined by the Commission in Section 3(a)(62) of the 1934 Act) or any public announcement that any such organization has placed its rating on the Partnership or any such debt securities, preferred securities or other securities under

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surveillance or review or on a so-called “watch list” (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement by any such organization that the Partnership or any such debt securities, preferred securities or other securities has been placed on negative outlook.

 (g)    Additional Documents.   At the Closing Date, counsel for the Initial Purchasers shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement, or as the Representative or counsel for the Initial Purchasers may otherwise reasonably request; and all proceedings taken by any Issuer or Guarantor in connection with the issuance and sale of the Securities as herein contemplated and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Representative.

 (h)    Termination of Agreement.  If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative by notice to the Memorial Parties at any time on or prior to the Closing Date and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and except that Sections 1, 2(d), 6, 7, 8, 11, 12, 13, 14, 15, 17, 18, 19 and 20 hereof shall survive any such termination of this Agreement and remain in full force and effect.

SECTION 6. Indemnification.

(a)      Indemnification by the Memorial Parties.  Each of the Memorial Parties agrees, jointly and severally, to indemnify and hold harmless each Initial Purchaser, its affiliates, and its and their officers, directors, employees, agents, partners and members and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

  (i)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact in the Preliminary Offering Memorandum, any Issuer Free Writing Document, the General Disclosure Package or the Offering Memorandum (or any amendment or supplement to any of the foregoing), or in any materials, presentations, information or General Solicitation provided to investors by, or with the approval of, any Memorial Party in connection with the marketing of the offering of the Securities, including any road show or investor presentations made to investors by the Partnership (whether in person or electronically), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

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 (ii)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of, or pursuant to a judgment or other disposition in, any litigation, or any investigation or proceeding by any governmental or self-regulatory agency or body, commenced or threatened, or of any claim whatsoever arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided, that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Memorial Parties; and

 (iii)    against any and all expense whatsoever (including the fees and disbursements of counsel) reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental or self-regulatory agency or body, commenced or threatened, or any claim whatsoever arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of or based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Memorial Parties by any Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, any Issuer Free Writing Document, General Solicitation, the General Disclosure Package or the Offering Memorandum (or in any amendment or supplement to any of the foregoing), it being understood and agreed that the only such information furnished by the Initial Purchasers as aforesaid consists of the information described as such in Section 6(b) hereof.

(b)      Indemnification by the Initial Purchasers.  Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Memorial Parties, their respective directors and each person, if any, who controls the Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Preliminary Offering Memorandum, any Issuer Free Writing Document, General Solicitation or the Offering Memorandum (or any amendment or supplement to any of the foregoing), in reliance upon and in conformity with written information furnished to any Memorial Party by any Initial Purchaser through the Representative expressly for use therein. The Memorial Parties hereby acknowledge and agree that the information furnished to any of the Memorial Parties by the Initial Purchasers through the Representative expressly for use in the General Disclosure Package, any Issuer Free Writing Document, General Solicitation or the Offering Memorandum (or any amendment or supplement to any of the foregoing), consists exclusively of the following information appearing under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and the Offering Memorandum: (i) the statements set forth in the table in the first paragraph under such caption, (ii) the statement set forth in the first sentence of the third paragraph under such caption, (iii) the statements set forth in the second sentence of the fourth paragraph under such caption, (iv) the information regarding stabilization,

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syndicate covering transactions and penalty bids appearing in the ninth paragraph under such caption (but only insofar as such information concerns the Initial Purchasers), (v) the information regarding market making by the Initial Purchasers appearing in the eighth paragraph under such caption and (vi) the information regarding hedging practices appearing in the twelfth paragraph under such caption.

(c)      Actions Against Parties; Notification.  Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder; provided, however, that the failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have under this Section 6 or otherwise. Counsel to the indemnified parties shall be selected as follows: counsel to the Initial Purchasers and the other indemnified parties referred to in Section 6(a) above shall be selected by the Representative; and counsel to the Memorial Parties, their respective directors, each of their respective officers and each person, if any, who controls the Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Partnership. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Initial Purchasers and the other indemnified parties referred to in Section 6(a) above; and the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Memorial Parties, their respective directors, each of their respective officers and each person, if any, who controls the Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, in each case in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)      Settlement Without Consent if Failure to Reimburse.    If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 6, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

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SECTION 7.  Contribution.  If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Memorial Parties, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Memorial Parties, on the one hand, and of the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Memorial Parties, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Memorial Parties and the total discounts and commissions received by the Initial Purchasers, in each case as determined pursuant to this Agreement, bear to the aggregate initial offering price of the Securities as set forth on the cover of the Offering Memorandum.

The relative fault of the Memorial Parties, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Memorial Parties, on the one hand, or by the Initial Purchasers, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Memorial Parties and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale to Eligible Purchasers of the Securities initially purchased by it exceed the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

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No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each affiliate, officer, director, employee, partner and member of each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, shall have the same rights to contribution as such Initial Purchaser, and each director of each of the Memorial Parties, each officer of each of the Memorial Parties, and each person, if any, who controls the Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, shall have the same rights to contribution as the Memorial Parties. The Initial Purchasers’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the principal amount of Notes set forth opposite their respective names in Exhibit A hereto and not joint.

SECTION 8.  Representations, Warranties and Agreements to Survive Delivery.  All the respective representations, warranties, indemnities and agreements of the Memorial Parties and the Initial Purchasers shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or the Memorial Parties, and shall survive delivery of and payment for the Securities.

SECTION 9.  Termination of Agreement.

(a)      Termination; General.   The Representative may terminate this Agreement, by notice to the Partnership, at any time on or prior to the Closing Date (i) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any declaration of a national emergency or war by the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions (including, without limitation, as a result of terrorist activities), in each case the effect of which is such as to make it, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities or to enforce contracts for the sale of the Securities on the terms and in the manner contemplated in the General Disclosure Package and the Offering Memorandum, or (ii) (A) if trading in any securities of the Partnership has been suspended or materially limited by the Commission or the Nasdaq Global Market, or (B) if trading generally on the NYSE, the Nasdaq Global Select Market or the Nasdaq Global Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission or any other governmental authority or (iii) if a banking moratorium has been declared by either Federal or New York authorities.

(b)      Liabilities.   If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except that the Memorial Parties shall be obligated to reimburse the expenses of the Initial Purchasers as provided in Section 4 hereof, and except that Sections 1, 2(d) 6, 7, 8, 11, 12, 13, 14, 15, 17, 18, 19 and 20 hereof shall survive such termination and remain in full force and effect.

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SECTION 10.  Default by One or More of the Initial Purchasers.  If one or more of the Initial Purchasers shall fail at the Closing Date to purchase the aggregate principal amount of Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Initial Purchasers, or any other purchaser, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

     (i)     if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of Securities, each of the non-defaulting Initial Purchasers shall be obligated, severally and not jointly, to purchase the full amount of such Defaulted Securities in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Initial Purchasers; or

    (ii)     if the number of Defaulted Securities exceeds 10% of the aggregate principal amount of Securities, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser.

No action taken pursuant to this Section 10 shall relieve any defaulting Initial Purchaser from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement, the Representative shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the General Disclosure Package or Offering Memorandum or in any other documents or arrangements. As used herein, the term “Initial Purchaser” includes any person substituted for an Initial Purchaser under this Section 10.

SECTION 11.  Notices.   All notices and other communications hereunder shall be in writing, shall be effective only upon receipt and shall be mailed, delivered by hand or overnight courier, or transmitted by fax (with the receipt of any such fax to be confirmed by telephone). Notices to the Initial Purchasers shall be directed to the Representative at Wells Fargo Securities, LLC, 550 S. Tryon Street, 5th Floor, Charlotte, North Carolina 28202, Attention: High Yield Syndicate, fax no. (704) 410-4874 (with such fax to be confirmed by telephone to (704) 383-0550); and notices to the Memorial Parties shall be directed to 1301 McKinney, Suite 2100, Houston, Texas 77010, Attention: General Counsel, fax no. (713) 588-8301 (with such fax to be confirmed by telephone to (713) 588-8300).

SECTION 12.  Parties.  This Agreement shall each inure to the benefit of and be binding upon the Initial Purchasers, the Memorial Parties and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers, the Memorial Parties and their respective

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successors and the controlling persons and other indemnified parties referred to in Sections 6 and 7 and their successors, heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers, the Memorial Parties and their respective successors, and said controlling persons and other indemnified parties and their successors, heirs and legal representatives, and for the benefit of no other person or entity. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

SECTION 13.  GOVERNING LAW AND TIME.   THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 14.    Effect of Headings.   The Section and Exhibit headings herein are for convenience only and shall not affect the construction hereof.

SECTION 15.   Definitions.   As used in this Agreement, the following terms have the respective meanings set forth below:

“Applicable Time” means 3:35 p.m. (New York City time) on October 7, 2013 or such other time as agreed by the Issuers, the Guarantors and the Representative.

“Commission” means the Securities and Exchange Commission.

“Common Units” means the common units representing limited partner interests in the Partnership.

“DTC” means The Depository Trust Company.

“GAAP” means generally accepted accounting principles in the United States.

“NYSE” means the New York Stock Exchange.

“Subordinated Units” has the meaning given such term in the Partnership Agreement.

“Transaction Documents” means this Agreement, the Indenture, the Registration Rights Agreement, the Securities, the Exchange Notes and the Exchange Guarantees, collectively.

“1933 Act” means the Securities Act of 1933, as amended.

“1933 Act Regulations” means the rules and regulations of the Commission under the 1933 Act.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

34

“1934 Act Regulations” means the rules and regulations of the Commission under the 1934 Act.

“1939 Act” means the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended.

All references in this Agreement to the Preliminary Offering Memorandum and the Offering Memorandum, any Issuer Free Writing Document or any amendment or supplement to any of the foregoing shall be deemed to include all versions thereof delivered (physically or electronically) to the Representative or the Initial Purchasers.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Preliminary Offering Memorandum or the Offering Memorandum (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be; and all references in this Agreement to amendments or supplements to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in the Preliminary Offering Memorandum or the Offering Memorandum.

SECTION 16.  Permitted Free Writing Documents.   Each of the Partnership Parties (including their agents and representatives, other than the Initial Purchasers in their capacities as such) represents, warrants and agrees that it has not prepared, made, used, authorized, approved or referred to and, unless it obtains the prior written consent of the Representative, it will not prepare, make, use, authorize, approve or refer to, any (i) offer relating to the Securities that (if the offering of the Securities was made pursuant to a registered offering under the 1933 Act) would constitute an “Issuer Free Writing Prospectus” (as defined in Rule 433 under the 1933 Act) or that would constitute a “free writing prospectus” (as defined in Rule 405 under the 1933 Act) or (ii) electronic road show or other written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (any such communication described in the preceding clause (i) and clause (ii), an “Issuer Free Writing Document”); provided, that the prior written consent of the Representative shall be deemed to have been given in respect of the Issuer Free Writing Documents, if any, listed on Exhibit E hereto and to any electronic road show in the form previously provided by the Issuers to and approved by the Representative. Each of the Initial Purchasers, severally and not jointly, represents, warrants and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the General Disclosure Package and the Offering Memorandum, (ii) any written communication that contains either (a) no “issuer information” (as defined in Rule 433(h)(2) under the 1933 Act) or (b) “issuer information” that was included (including through incorporation by reference) in the General Disclosure Package or the Offering Memorandum, (iii) any written communication listed on Exhibit E or prepared pursuant to Section 3(p) above

35

(including any electronic road show), (iv) any written communication prepared by such Initial Purchaser and approved by the Issuers in advance in writing or (v) any written communication relating to or that contains the terms of the Securities and/or other information that was included (including through incorporation by reference) in the General Disclosure Package or the Offering Memorandum.

SECTION 17.  Absence of Fiduciary Relationship.   Each of the Memorial Parties acknowledges and agrees that:

(a)      each of the Initial Purchasers is acting solely as an initial purchaser in connection with the sale of the Securities and no fiduciary, advisory or agency relationship between the Memorial Parties, on the one hand, and any of the Initial Purchasers, on the other hand, has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not any of the Initial Purchasers has advised or is advising the Memorial Parties on other matters (it being understood that in any event that no Initial Purchaser shall be deemed to have provided legal, accounting or tax advice to the Memorial Parties or any of their respective subsidiaries);

(b)      the offering price of the Notes and the price to be paid by the Initial Purchasers for the Notes set forth in this Agreement were established by the Memorial Parties following discussions and arms-length negotiations with the Representative;

(c)      each of the Memorial Parties is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(d)      each of the Memorial Parties is aware that the Initial Purchasers and their respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Memorial Parties and that none of the Initial Purchasers has any obligation to disclose such interests and transactions to the Memorial Parties by virtue of any fiduciary, advisory or agency relationship or otherwise;

(e)      each of the Memorial Parties has consulted its own legal and financial advisors to the extent it deemed appropriate; and

(f)      each of the Memorial Parties waives, to the fullest extent permitted by law, any claims it may have against any of the Initial Purchasers for breach of fiduciary duty or alleged breach of fiduciary duty.

SECTION 18.  Research Analyst Independence and Other Activities of the Initial Purchasers.  Each of the Memorial Parties acknowledges that the Initial Purchasers’ research analysts and research departments are required to be separate from, and not influenced by, their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Initial Purchasers’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Issuers and the Guarantors and/or the offering that differ from the views of their respective investment

36

banking divisions. Each of the Memorial Parties hereby waives and releases, to the fullest extent permitted by applicable law, any claims that the Memorial Parties may have against the Initial Purchasers arising from the fact that the views expressed by their research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Memorial Parties by such Initial Purchasers’ investment banking divisions. Each of the Memorial Parties also acknowledges that each of the Initial Purchasers is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers, may make recommendations and provide other advice, and may hold long or short positions in debt or equity securities of, or derivative products related to, the companies that may be the subject of the transactions contemplated by this Agreement, and each of the Memorial Parties hereby waives and releases, to the fullest extent permitted by applicable law, any claims that the Memorial Parties may have against the Initial Purchasers with respect to any such other activities.

SECTION 19.  Waiver of Jury Trial.  Each of the Memorial Parties and each of the Initial Purchasers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 20.  Consent to Jurisdiction.  Each of the Memorial Parties hereby submits to the non-exclusive jurisdiction of any U.S. federal or state court located in the Borough of Manhattan, the City and County of New York in any action, suit or proceeding arising out of or relating to or based upon this Agreement or any of the transactions contemplated hereby, and each of the Memorial Parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding in any such court arising out of or relating to this Agreement or the transactions contemplated hereby and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding has been brought in an inconvenient forum.

[Signature Page Follows]

37

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Memorial Parties a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Initial Purchasers and the Memorial Parties in accordance with its terms.

Very truly yours,

MEMORIAL PRODUCTION PARTNERS LP

By:	Memorial Production Partners GP LLC,
its general partner

By:	/s/ John A. Weinzierl
	Name:	John A. Weinzierl
	Title:	President & Chief Executive Officer

MEMORIAL PRODUCTION PARTNERS GP LLC

By:	/s/ John A. Weinzierl
	Name:	John A. Weinzierl
	Title:	President & Chief Executive Officer

MEMORIAL PRODUCTION FINANCE CORPORATION

By:	/s/ John A. Weinzierl
	Name:	John A. Weinzierl
	Title:	President & Chief Executive Officer

[Signature Page to Purchase Agreement]

MEMORIAL PRODUCTION OPERATING LLC

By:	Memorial Production Partners LP,
its sole member
By:	Memorial Production Partners GP LLC,
its general partner

By:	/s/ John A. Weinzierl
	Name:	John A. Weinzierl
	Title:	President & Chief Executive Officer

COLUMBUS ENERGY, LLC
RISE ENERGY OPERATING, LLC
WHT ENERGY PARTNERS LLC
MEMORIAL ENERGY SERVICES LLC
MEMORIAL MIDSTREAM LLC
PROSPECT ENERGY, LLC

By:	Memorial Production Operating LLC,
its sole member
By:	Memorial Production Partners LP,
its sole member
By:	Memorial Production Partners GP LLC,
its general partner

By:	/s/ John A. Weinzierl
	Name:	John A. Weinzierl
	Title:	President & Chief Executive Officer

[Signature Page to Purchase Agreement]

RISE ENERGY MINERALS, LLC
RISE ENERGY BETA, LLC

By:	Rise Energy Operating, LLC,
its sole member
By:	Memorial Production Operating LLC,
its sole member
By:	Memorial Production Partners LP,
its sole member
By:	Memorial Production Partners GP LLC,
its general partner

By:	/s/ John A. Weinzierl
	Name:	John A. Weinzierl
	Title:	President & Chief Executive Officer

WHT CARTHAGE LLC

By:	WHT Energy Partners LLC,
its sole member
By:	Memorial Production Operating LLC,
its sole member
By:	Memorial Production Partners LP,
its sole member
By:	Memorial Production Partners GP LLC,
its general partner

By:	/s/ John A. Weinzierl
	Name:	John A. Weinzierl
	Title:	President & Chief Executive Officer

[Signature Page to Purchase Agreement]

CONFIRMED AND ACCEPTED, as of the date first above written:

WELLS FARGO SECURITIES, LLC

By	/s/ Jeff Gore
	Name:	Jeff Gore
	Title:	Managing Director

For itself and as Representative of the Initial Purchasers named in Exhibit A hereto.

[Signature Page to Purchase Agreement]

EXHIBIT A

Name of Initial Purchasers	Principal Amount of Securities

Wells Fargo Securities, LLC	$45,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	25,500,000
Barclays Capital Inc.	25,500,000
Citigroup Global Markets Inc.	25,500,000
J.P. Morgan Securities LLC	25,500,000
RBC Capital Markets, LLC	25,500,000
RBS Securities Inc.	25,500,000
Comerica Securities, Inc.	15,000,000
Credit Agricole Securities (USA) Inc.	15,000,000
Mitsubishi UFJ Securities (USA), Inc.	15,000,000
Natixis Securities Americas LLC	15,000,000
U.S. Bancorp Investments, Inc.	15,000,000
ING Financial Markets LLC	9,000,000
Regions Securities LLC	9,000,000
Santander Investment Securities Inc.	9,000,000

Total	$300,000,000

A-1

EXHIBIT B

GUARANTORS

Name	Type of Entity	Jurisdiction of Organization
Memorial Production Operating LLC	Limited Liability Company	Delaware
Columbus Energy, LLC	Limited Liability Company	Delaware
Rise Energy Operating, LLC	Limited Liability Company	Delaware
Rise Energy Minerals, LLC	Limited Liability Company	Delaware
Rise Energy Beta, LLC	Limited Liability Company	Delaware
WHT Carthage LLC	Limited Liability Company	Delaware
WHT Energy Partners LLC	Limited Liability Company	Delaware
Memorial Energy Services LLC	Limited Liability Company	Delaware
Memorial Midstream LLC	Limited Liability Company	Texas
Prospect Energy, LLC	Limited Liability Company	Colorado

B-1

EXHIBIT C

SUBSIDIARIES

Name	Type of Entity	Jurisdiction of Organization
Memorial Production Finance Corporation	Corporation	Delaware
Memorial Production Operating LLC	Limited Liability Company	Delaware
Columbus Energy, LLC	Limited Liability Company	Delaware
Rise Energy Operating, LLC	Limited Liability Company	Delaware
Rise Energy Minerals, LLC	Limited Liability Company	Delaware
Rise Energy Beta, LLC	Limited Liability Company	Delaware
WHT Carthage LLC	Limited Liability Company	Delaware
WHT Energy Partners LLC	Limited Liability Company	Delaware
San Pedro Bay Pipeline Company	Corporation	California
Memorial Energy Services LLC	Limited Liability Company	Delaware
Memorial Midstream LLC	Limited Liability Company	Texas
Prospect Energy, LLC	Limited Liability Company	Colorado

C-1

EXHIBIT D

FORM OF PRICING TERM SHEET

MEMORIAL PRODUCTION PARTNERS LP

MEMORIAL PRODUCTION FINANCE CORPORATION

$300,000,000 7  5⁄8% SENIOR NOTES DUE 2021

October 7, 2013

Pricing Supplement

Pricing Supplement dated October 7, 2013 to the Preliminary Offering Memorandum dated October 7, 2013 (the “Preliminary Offering Memorandum”) of Memorial Production Partners LP (the “Partnership”) and Memorial Production Finance Corporation (collectively, the “Issuers”). This Pricing Supplement is qualified in its entirety by reference to the Preliminary Offering Memorandum. The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent it is inconsistent with the information in the Preliminary Offering Memorandum. Capitalized terms used in this Pricing Supplement but not defined have the meanings given them in the Preliminary Offering Memorandum.

Issuers	Memorial Production Partners LP and Memorial Production Finance Corporation
Title of Securities	7 5⁄8% Senior Notes Due 2021 (the “Notes”)
Aggregate Principal Amount	$300,000,000
Gross Proceeds	$291,000,000 (before deducting the initial purchasers’ discount and commissions and estimated offering expenses of the Partnership)
Distribution	144A / Regulation S with registration rights as set forth in the Preliminary Offering Memorandum
Maturity Date	May 1, 2021
Issue Price	97.000%, plus accrued and unpaid interest, if any, from April 17, 2013
Coupon	7.625%
Yield to Worst	8.163%
Interest Payment Dates	Each May 1 and November 1, commencing November 1, 2013
Record Dates	April 15 and October 15 of each year
Trade Date	October 7, 2013
Settlement Date	October 10, 2013 (T+3)
Optional Redemption

On or after May 1, 2017 and at the following redemption prices (expressed as a percentage of principal amount), plus accrued and unpaid interest , if any, on the Notes redeemed to the applicable date of redemption subject to the rights of holders of Notes on the relevant record date to receive interest on the relevant interest payment date, if redeemed during the twelve-month period beginning on May 1 of the years indicated below:

	Date	Percentage
	2017	103.813%
	2018	101.906%
	2019 and thereafter	100.000%
Optional Redemption with Equity Proceeds	Up to 35% at 107.625% prior to May 1, 2016

D-1

Make-Whole Redemption	Prior to May 1, 2017 at a redemption price equal to 100% of the principal amount of the Notes redeemed plus the Applicable Premium and accrued and unpaid interest, as described in the Preliminary Offering Memorandum
Change of Control	101% plus any accrued and unpaid interest, if any
Joint Book Running Managers

Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC and RBS Securities Inc.

Co-Managers

Comerica Securities, Inc., Credit Agricole Securities (USA) Inc., Mitsubishi UFJ Securities (USA), Inc., Natixis Securities Americas LLC, U.S. Bancorp Investments, Inc., ING Financial Markets LLC, Regions Securities LLC and Santander Investment Securities Inc.

CUSIP Numbers	144A CUSIP: 586049 AC2 Regulation S CUSIP: U5870P AC1
ISIN Numbers	144A ISIN: US586049AC23 Regulation S ISIN: USU5870PAC15
Denominations	Minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof

Additional Changes to the Preliminary Offering Memorandum:

Use of Proceeds

We expect to receive net proceeds of approximately $285 million from this offering, after deducting the initial purchasers’ discounts and commissions but before estimated offering expenses.

This material is strictly confidential and has been prepared by the Partnership solely for use in connection with the proposed offering of the securities described in the Preliminary Offering Memorandum. This material is personal to each offeree and does not constitute an offer to any other person or the public generally to subscribe for or otherwise acquire the securities. Please refer to the Preliminary Offering Memorandum for a complete description.

The offer and sale of the Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered only to (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (2) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act, and this communication is only being distributed to such persons. The Notes are not transferable except in accordance with the restrictions described under “Transfer Restrictions” in the Preliminary Offering Memorandum.

This communication is not an offer to sell the securities and it is not a solicitation of an offer to buy the securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

Any disclaimer or notices that may appear on this Pricing Supplement below the text of this legend are not applicable to this Pricing Supplement and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg or another e-mail system.

D-2

EXHIBIT E

PRELIMINARY OFFERING MEMORANDUM AMENDMENTS; ISSUER FREE

WRITING DOCUMENTS

Pricing Term Sheet containing the terms of the Securities, substantially in the form of Exhibit D hereto.

E-1

EXHIBIT F

GENERAL SOLICITATIONS

F-1

EXHIBIT G

FORM OF OPINION OF ISSUERS’ COUNSEL

1.

Each Partnership Entity is validly existing as a limited partnership, limited liability company or corporation, as applicable, and is in good standing under the laws of the State of Delaware or, in the case of Memorial Midstream, has the right to transact business in the State of Texas under the laws of the State of Texas.

2.

Each Partnership Entity (other than Memorial Midstream) is duly qualified to do business as a foreign limited partnership, limited liability company or corporation, as applicable, in, and is in good standing under the laws of or (as to the State of Texas) has the right to transact business in, each jurisdiction (other than the State of Delaware) so identified on Exhibit C attached hereto.

3.

Each Partnership Entity has all requisite entity power and authority to own its respective properties and conduct its business, in each case in all material respects, as described in the Pricing Disclosure Package and the Final Offering Memorandum. Each Partnership Entity has the entity power and authority necessary to execute and deliver the Transaction Documents to which it is a party and perform its obligations under the Transaction Documents to which it is a party. The General Partner has the limited liability company power and authority necessary to act as the general partner of the Partnership.

4.

(a)      The execution and delivery of the Transaction Documents by each Partnership Entity party thereto and the performance by each Partnership Entity of its respective obligations under the Transaction Documents to which it is a party has been duly authorized by all necessary corporate or entity action, as applicable, on the part of such Partnership Entity.

(b)      Each of the Purchase Agreement, the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by each of the Partnership Entities that is a party to such Transaction Document.

5.

No permit, consent, approval, authorization, order, registration, filing or qualification (“Consent”) of or with any court or governmental agency or body under the Included Laws is required in connection with the offering, issuance or sale by the Issuers of the Notes, or the execution, delivery and performance by any of the Specified Partnership Entities of any of the Transaction Documents to which such Specified Partnership Entity is a party or the performance of the actions required to be taken by any of the Specified Partnership Entities pursuant to any of the Transaction Documents to which such Specified Partnership Entity is a party, subject to the assumptions set forth in paragraph 13 and other than (a) such Consents required under state securities or “Blue Sky” laws, (b) such Consents that have been obtained or made, (c) filings with the Commission or other Consents required in the performance by each of the Specified Partnership Entities of its obligations under the Purchase Agreement and (d) Consents required under Federal and state securities laws as provided in the Registration Rights Agreement.

6.

None of the offering, issuance or sale of the Notes by the Issuers, the execution, delivery and performance by any of the Specified Partnership Entities of any of the Transaction Documents to which such Specified Partnership Entity is a party or the performance of the actions required to be taken by any of the Specified Partnership Entities pursuant to any of the Transaction Documents to which such Specified Partnership Entity is party conflicts or will conflict with or constitutes or will constitute a breach or violation of or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, or results or will result in the creation or imposition of any Lien upon any property or assets of any of the Specified Partnership Entities (other than those arising under the MLP Credit Agreement) pursuant to, (a) any Constitutive Document of any of the Partnership Entities, (b) any Material Agreement, (c) any law, rule or regulation of the Included Laws (including Regulations T, U and X of the Board of Governors of the Federal Reserve System) or (d) any order, judgment, decree or injunction of any court or governmental agency or body known to us directed to any of the Specified Partnership Entities or any of their properties in a proceeding to which any of them or their property is a party; provided, however, that no opinion is expressed pursuant to this paragraph with respect to federal securities laws and other anti-fraud laws.

7.

The Partnership is not and, after giving effect to the Offering and the application of the proceeds therefrom as described in the Pricing Disclosure Package and the Final Offering Memorandum, the Partnership will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

8.

The statements set forth in the Pricing Disclosure Package and the Final Offering Memorandum under the captions “Description of Notes,” “Description of Other Indebtedness,” “Certain Relationships and Related Party Transactions,” “Transfer Restrictions,” “Certain Material United States Federal Income Tax Considerations” and “Certain ERISA Considerations,” insofar as they summarize any agreement, statute or regulation or refer to statements of law or legal conclusions, are accurate and fair summaries in all material respects. The Indenture and the Notes conform, and the Exchange Notes, when duly executed, authenticated, issued and delivered as provided in the Indenture and the Registration Rights Agreement, will conform, in all material respects to the descriptions thereof contained in the General Disclosure Package and the Final Offering Memorandum under the caption “Description of Notes.”

9.

The Indenture conforms in all material respects to the requirements of the TIA (as defined below) and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

10.

The Notes have been duly and validly authorized and executed by the Issuers and, when authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will be valid and legally binding obligations of the Issuers, entitled to the benefits of the Indenture and enforceable against the Issuers in accordance with their respective terms under the Laws of the State of New York. The Exchange Notes have been duly and validly authorized by the Issuers and, when duly executed, authenticated, issued and delivered as provided in the Indenture and the Registration Rights Agreement,

will constitute valid and legally binding obligations of the Issuers, enforceable against the Issuers in accordance with their respective terms under the Laws of the State of New York.

11.

The Indenture (including, with respect to the Guarantors, (i) when the Notes have been duly and validly authenticated in accordance with the terms of the Indenture and duly and validly paid for by and delivered to the Initial Purchasers in accordance with the terms of the Purchase Agreement, the guarantee of the Guarantors in respect of the Notes provided for in Article 10 of the Indenture and (ii) when the Exchange Notes have been duly executed, authenticated, issued and delivered as provided in the Indenture and the Registration Rights Agreement, the guarantee of the Guarantors in respect of the Exchange Notes provided for in Article 10 of the Indenture) constitutes the valid and legally binding obligation of the Specified Partnership Obligors, enforceable against the Specified Partnership Obligors in accordance with its terms under the Laws of the State of New York.

12.

The Registration Rights Agreement is a valid and binding obligation of each of the Specified Partnership Obligors, enforceable against the Specified Partnership Obligors in accordance with its terms under the Laws of the State of New York.

13.

Assuming without independent investigation, (a) that the Notes are sold to the Initial Purchasers, and initially resold by the Initial Purchasers, in accordance with the terms of and in the manner contemplated by, the Purchase Agreement and the Final Offering Memorandum; (b) the accuracy of the representations and warranties of the Specified Partnership Entities set forth in the Purchase Agreement and the matters certified in those certain certificates delivered on the date hereof; (c) the accuracy of the representations and warranties of the Initial Purchasers set forth in the Purchase Agreement; (d) the due performance and compliance by the Specified Partnership Entities and the Initial Purchasers of their respective covenants and agreements set forth in the Purchase Agreement; and (e) the Initial Purchasers’ compliance with the Final Offering Memorandum and the transfer procedures and restrictions described therein, it is not necessary to register the Notes under the Securities Act or to qualify an indenture in respect thereof under the Trust Indenture Act (the “TIA”) in connection with the issuance and sale of the Notes by the Issuers to the Initial Purchasers or in connection with the offer, resale and delivery of the Notes by the Initial Purchasers in accordance with the terms of and in the manner contemplated by the Purchase Agreement and the Final Offering Memorandum, it being expressly understood that we express no opinion in this paragraph 13 or paragraph 5 as to any subsequent offer or resale of any of the Notes.

Our identification of documents and information as part of the Pricing Disclosure Package has been at your request and with your approval. Such identification is for the limited purpose of making the statements set forth in this letter and is not the expression of a view by us as to whether any such information has been or should have been conveyed to investors generally or to any particular investors at any particular time or in any particular manner.

Because the primary purpose of our professional engagement was not to establish or confirm factual matters, financial, accounting or statistical information or reserve and production information, and because many determinations involved in the preparation of the Pricing Disclosure Package and the Final Offering Memorandum are of a wholly or partially non-legal character, except as expressly set forth in paragraph 8 of this opinion letter, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum and we make no representation that we have independently verified the accuracy, completeness or fairness of such statements.

However, in the course of our acting as counsel to the Partnership in connection with the preparation of the Pricing Disclosure Package and the Final Offering Memorandum, we have reviewed each such document and have participated in conferences and telephone conversations with representatives of the Partnership, representatives of the independent public accountants for the Partnership, representatives of the independent reserve engineers for the applicable Specified Partnership Entities, representatives of the Initial Purchasers and representatives of the Initial Purchasers’ counsel, during which conferences and conversations the contents of such documents and related matters were discussed.

Subject to the foregoing, on the basis of the information we gained in the course of our participation in such conferences and conversations and our review of such documents, we confirm to you that:

(a)  The Incorporated Documents, at the time they were filed, appeared on their face to be appropriately responsive in all material respects with the requirements of the Exchange Act, except that (i) we express no view as to the financial statements, the notes and schedules thereto and other financial and accounting data and oil and gas reserve and production information contained or incorporated by reference therein or omitted therefrom, and (ii) we express no view in this sentence as to the antifraud provisions of the U.S. federal securities laws and the rules and regulations promulgated under such provisions.

(b)  No information has come to our attention that causes us to believe that (i) the Pricing Disclosure Package, as of [        ] (New York time) on October 7, 2013 (which you have informed us is a time prior to the time of the first sale of the Notes by any Initial Purchaser), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading or (ii) the Final Offering Memorandum, as of its date and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in the case of each of clauses (i)-(ii) above, we do not express any view as to the financial statements, the notes and schedules thereto and other financial and accounting data and oil and gas reserve and production information contained or incorporated by reference therein or omitted therefrom.

EXHIBIT H

FORM OF REGISTRATION RIGHTS AGREEMENT

[SEE ATTACHED]

H-1

FORM OF REGISTRATION RIGHTS AGREEMENT

by and among

Memorial Production Partners LP

Memorial Production Finance Corporation,

the Guarantors party hereto,

and

Wells Fargo Securities, LLC

as representative of the Initial Purchasers

Dated as of October      , 2013

FORM OF REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of October      , 2013, by and among Memorial Production Partners LP, a Delaware limited partnership (the “Partnership”), Memorial Production Finance Corporation, a Delaware corporation (“Finance Corp” and, together with the Partnership, the “Issuers”), the entities listed on Schedule A hereto (collectively, the “Guarantors”), and Wells Fargo Securities, LLC as representative of the initial purchasers listed on Exhibit A to the Purchase Agreement (each an “Initial Purchaser” and, collectively, the “Initial Purchasers”), each of whom has agreed to purchase $300,000,000 aggregate principal amount of the Issuers’ 7  5⁄8% Senior Notes due 2021 (the “New Notes”), fully and unconditionally guaranteed by the Guarantors (the “Guarantees”) pursuant to the Purchase Agreement (as defined below). The New Notes and the Guarantees are herein collectively referred to as the “New Securities.”

The New Securities constitute “Additional Securities” (as such term is defined in the Indenture) under the Indenture (as defined below) and will be issued pursuant to and in compliance with Sections 2.13 and 4.09 thereof. The Issuers have previously issued $400,000,000 aggregate principal amount of 7  5⁄8% Senior Notes due 2021 (together with the related guarantees, the “Initial Securities”) under the Indenture. Except as otherwise disclosed in the General Disclosure Package or the Offering Memorandum, the New Securities will have terms identical to the Initial Securities and will be treated as a single series of debt securities for all purposes under the Indenture.

This Agreement is made pursuant to the Purchase Agreement, dated October      , 2013 (the “Purchase Agreement”), by and among the Issuers, the Guarantors and the Initial Purchasers (i) for the benefit of the Initial Purchasers and (ii) for the benefit of the Holders from time to time of New Securities, including the Initial Purchasers. In order to induce the Initial Purchasers to purchase the New Securities, the Issuers have agreed to provide the registration rights set forth in this Agreement.

The parties hereby agree as follows:

SECTION 1.       Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

Additional Interest:  As defined in Section 5 hereof.

Advice:  As defined in the last paragraph of Section 6(c) hereof.

Affiliate:  As defined in Rule 144 promulgated by the Commission.

Agreement:  As defined in the preamble hereto.

Blackout Period:  As defined in the last paragraph of Section 4(a) hereof.

Broker-Dealer:  Any broker or dealer registered under the Exchange Act.

Business Day:  Any day other than a Saturday, Sunday or U.S. federal holiday or a day on which banking institutions or trust companies located in New York, New York are authorized or obligated to be closed.

Closing Date:  The date of this Agreement.

Commission:  The Securities and Exchange Commission.

Consummate:    A registered Exchange Offer shall be deemed “Consummated” for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the Exchange Securities to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Issuers to the Registrar under the Indenture of Exchange Securities in the same aggregate principal amount as the aggregate principal amount of New Securities that were properly tendered by Holders thereof pursuant to the Exchange Offer.

controlling person: As defined in Section 8(a) hereof.

Exchange Act:  The Securities Exchange Act of 1934, as amended.

Exchange Date:  The date that Exchange Securities are delivered by the Issuers to the Registrar under the Indenture of Exchange Securities in the same aggregate principal amount as the aggregate principal amount of New Securities that were tendered by Holders thereof pursuant to the Exchange Offer.

Exchange Deadline:  As defined in Section 3(b) hereof.

Exchange Offer:  An offer registered under the Securities Act by the Issuers and the Guarantors pursuant to a Registration Statement pursuant to which the Issuers offer the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Exchange Securities in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders with terms that are identical in all respects to the Transfer Restricted Securities (except that Exchange Securities will not contain terms with respect to any increase in annual interest rate as described herein and the transfer restrictions).

Exchange Offer Registration Statement:   The Registration Statement relating to the Exchange Offer, including the related Prospectus, as defined in Section 3(a) hereof.

Exchange Offer Registration Statement Suspension Period:  As defined in Section 3(c) hereof.

Exchange Securities:  The 7  5⁄8% Senior Notes due 2021, of the same series under the Indenture as the Initial Securities and the New Securities, to be issued to Holders in exchange for Transfer Restricted Securities pursuant to this Agreement.

Finance Corp: As defined in the preamble hereto.

FINRA: The Financial Industry Regulatory Authority, Inc., an independent regulatory organization (formerly National Association of Securities Dealers or NASD).

Guarantees: As defined in the preamble hereto.

Guarantors:  As defined in the preamble hereto.

Holder:  As defined in Section 2(b) hereof.

Indemnified Holder:  As defined in Section 8(a) hereof.

Indenture:  The Indenture, dated as of April 17, 2013, by and among the Issuers, the Guarantors and the Trustee, as supplemented by the First Supplemental Indenture, dated as of October      , 2013, pursuant to which the Initial Securities were issued and the New Securities and the Exchange Securities are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

Initial Placement:  The issuance and sale by the Issuers of the New Securities to the Initial Purchasers pursuant to the Purchase Agreement.

Initial Purchaser:  As defined in the preamble hereto.

Initial Securities:  As defined in the preamble hereto.

Issuers: As defined in the preamble hereto.

New Notes:  As defined in the preamble hereto.

New Securities:  As defined in the preamble hereto.

Partnership: As defined in the preamble hereto.

Person:    An individual, partnership, corporation, limited liability company, trust, unincorporated organization or other legal entity, or a government or agency or political subdivision thereof.

Prospectus:    The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

Purchase Agreement: As defined in the preamble hereto.

Registration Default: As defined in Section 5 hereof.

Registration Statement:    Any Exchange Offer Registration Statement or Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

Securities Act:  The Securities Act of 1933, as amended.

Shelf Filing Deadline:  As defined in Section 4(a) hereof.

Shelf Registration Statement:  As defined in Section 4(a)(x) hereof.

Transfer Restricted Securities:  Each New Security, until the earliest to occur of: (a) the date on which such New Security is exchanged in the Exchange Offer for an Exchange Security and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Securities Act; (b) the date on which such New Security has been effectively registered under the Securities Act and disposed of in accordance with a Shelf Registration Statement; (c) if a Shelf Registration Statement is required to be filed in accordance with Section 4 hereof, one year from the effective date of such Shelf Registration Statement; (d) the date on which such New Security is sold pursuant to Rule 144 under circumstances in which any legend borne by such New Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed and the restrictive CUSIP number is redesignated as non-restrictive, by the Issuers or pursuant to the Indenture; (e) the date upon which such New Security is distributed to the public by a Broker-Dealer pursuant to the “Plan of Distribution” contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein); and (f) the date on which such New Security ceases to be outstanding.

Trust Indenture Act:  The Trust Indenture Act of 1939, as amended.

Trustee:  U.S. Bank National Association.

Underwritten Registration or Underwritten Offering:  A registration in which securities of the Issuers are sold to an underwriter for reoffering to the public.

SECTION 2.       Securities Subject to this Agreement.

(a)      Transfer Restricted Securities.  The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

(b)      Holders of Transfer Restricted Securities.  A Person is deemed to be a holder of Transfer Restricted Securities (a “Holder”) whenever such Person owns Transfer Restricted Securities.

SECTION 3.       Registered Exchange Offer.

(a)      Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) hereof have been complied with), the Issuers and the Guarantors shall (i) cause to be filed with the Commission sufficiently promptly so as to avoid a Registration Default with respect to the Exchange Offer, a Registration

Statement under the Securities Act relating to the Exchange Securities (other than Transfer Restricted Securities acquired by any Broker-Dealer directly from the Issuers) and the Exchange Offer (the “Exchange Offer Registration Statement”), (ii) use their commercially reasonable efforts to cause such Exchange Offer Registration Statement to become effective under the Securities Act sufficiently promptly so as to avoid a Registration Default with respect to the Exchange Offer, (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause such Exchange Offer Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Securities Act and (C) cause all necessary filings in connection with the registration and qualification of the Exchange Securities to be made under the state securities or blue sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Exchange Offer Registration Statement, as promptly as practicable, commence the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Exchange Securities to be offered in exchange for the Transfer Restricted Securities (other than Transfer Restricted Securities acquired by any Broker-Dealer directly from the Issuers) and to permit resales of Transfer Restricted Securities held by Broker-Dealers as contemplated by Section 3(c) hereof.

(b)      The Issuers and the Guarantors shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days after the date notice of the Exchange Offer is mailed or otherwise delivered to the Holders. The Issuers shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Exchange Securities shall be included in the Exchange Offer Registration Statement. The Issuers and the Guarantors shall use commercially reasonable efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than       days after the Closing Date (or if such      th day is not a Business Day, the next succeeding Business Day) (such      th day herein referred to as the “Exchange Deadline”).

(c)      The Issuers shall indicate in a “Plan of Distribution” section contained in the Prospectus forming a part of the Exchange Offer Registration Statement that any Broker-Dealer who holds New Securities that are Transfer Restricted Securities that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Issuers), may exchange such New Securities pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an “underwriter” within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Securities received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such “Plan of Distribution” section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such “Plan of Distribution” shall not name any such Broker-Dealer or disclose the amount of New Securities held by any such Broker-Dealer except to the extent required by the Commission.

The Issuers and the Guarantors shall use commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) hereof to the extent necessary to ensure that it is available for resales of Transfer Restricted Securities acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement is declared effective and (ii) the date on which a Broker-Dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities; provided that the Partnership may for a period (the “Exchange Offer Registration Statement Suspension Period”) of up to 45 days in any three months period, not to exceed 90 days in any calendar year, determine that the Exchange Offer Registration Statement is not usable under the circumstances relating to corporate developments, public filings with the Commission and similar events, and suspend the use of the Prospectus that is a part of the Exchange Offer Registration Statement.

The Issuers shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such 180-day (or shorter as provided in the foregoing sentence) period in order to facilitate such resales.

SECTION 4.       Shelf Registration.

(a)      Shelf Registration. If (i) the Issuers and the Guarantors are not required to file an Exchange Offer Registration Statement or to consummate the Exchange Offer for the New Securities because the Exchange Offer is not permitted by applicable law or Commission policy; (ii) for any reason the Exchange Offer for the New Securities is not Consummated by the Exchange Deadline (unless an Exchange Offer Registration Statement has been filed within       days of the Closing Date and has not yet been declared effective by the Commission, other than as a result of the fault of any Issuer or Guarantor, and as a result of Commission review of data or information included or incorporated by reference in such Registration Statement that would also be included or incorporated in a Shelf Registration Statement, the Issuers and Guarantors reasonably believe that a Shelf Registration Statement would not become effective prior to consummation of the Exchange Offer); or (iii) with respect to any Holder of Transfer Restricted Securities that is not an Affiliate of the Issuer or Guarantors (A) such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, (B) such Holder may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) such Holder is a Broker-Dealer and holds New Securities acquired directly from the Issuers or one of their Affiliates, then, upon such Holder’s written request within six months of the first to occur of the Exchange Date or the Exchange Deadline, the Issuers and the Guarantors shall (1) if permitted by law and Commission policy, cause the Transfer Restricted Securities of such Holder to be reissued in a form that does not bear any restrictive legends relating to the Securities Act and does not have a restrictive CUSIP number so that such Transfer Restricted Securities may be sold to the public in accordance with Rule 144 under the Securities Act by a person that is not an Affiliate of the Issuer or any of the Guarantors where no conditions of Rule 144 are then applicable (other than the holding period requirement in paragraph (d)(1)(ii) of Rule 144 so long as such holding period requirement is satisfied at such time of such reissue) and (2) in the event the Issuers cannot or do not comply with the provisions of the foregoing clause within 20 Business Days of the later of (I) the date of receipt by the Issuer of such notice of such Holder and (II) the first to occur of the Exchange Date and the Exchange Deadline (such later date being a “Shelf Filing Deadline”), then the Issuers and the Guarantors shall:

(x) as promptly as practicable cause to be filed a shelf registration statement pursuant to Rule 415 under the Securities Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the “Shelf Registration Statement”) on or prior to the Shelf Filing Deadline which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof; and

(y) use their commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 90th day after the Shelf Filing Deadline (or if such 90th day is not a Business Day, the next succeeding Business Day).

Each of the Issuers and the Guarantors shall keep any such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of New Securities by the Holders of Transfer Restricted Securities by the Holders entitled to the benefit of this Section 4(a), and to ensure that it conforms in all material respects with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of one year following the effective date of such Shelf Registration Statement (or such shorter period that will terminate when all the New Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement or may be sold without a restrictive legend pursuant to Rule 144 under the Securities Act or any successor rule). Each of the Issuers and the Guarantors shall be deemed not to have used commercially reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if any of the Issuers or the Guarantors voluntarily takes any action that would result in Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such Transfer Restricted Securities during that period, unless (X) such action is required by applicable law or Commission policy; or (Y) such action is taken by any of the Issuers or Guarantors in good faith and for valid business reasons (not including avoidance of the Issuers or the Guarantors obligations hereunder) including, but not limited to, the acquisition or divestiture of assets, so long as the Issuers and the Guarantors promptly thereafter comply with the requirements of the last paragraph of Section 6(c) hereof (the period during which the Shelf Registration Statement is not available under clauses (X) or (Y) above, the “Blackout Period”). The Blackout Period shall not exceed 45 days in any three-month period or 90 days in any twelve-month period.

(b)      Provision by Holders of Certain Information in Connection with the Shelf Registration Statement.  No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Issuers in writing, within ten Business Days after receipt of a request therefor, such information as the Issuers may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Issuers all information required to be disclosed in order to make the information previously furnished to the Issuers by such Holder not materially misleading.

SECTION 5.       Additional Interest.  If (i) the Exchange Offer is not Consummated on or prior to the Exchange Deadline, (ii) a Shelf Registration Statement applicable to the Transfer Restricted Securities required to be filed by the terms of this Agreement is not declared effective (or does not automatically become effective) on or prior to the 90th calendar day following any Shelf Filing Deadline (or if such 90th day is not a Business Day, the next succeeding Business Day), or (iii) a Shelf Registration Statement applicable to the Transfer Restricted Securities required to be filed by the terms of this Agreement is declared effective (or automatically becomes effective) as required but thereafter fails to remain effective or becomes unusable in connection with resales for more than 30 calendar days, excluding any Blackout Period (each such event referred to in clauses (i) through (iii) above, a “Registration Default”), the Issuers hereby agree that the interest rate borne by the Transfer Restricted Securities shall be increased by 0.25% per annum for the first 90-day period immediately following the Exchange Deadline and by an additional 0.25% per annum with respect to each subsequent 90-day period, in each case for the period of occurrence of the Registration Default, up to a maximum additional interest rate of 1.00% per annum thereafter (“Additional Interest”), until the earlier of the consummation of the Exchange Offer and such time as no Registration Default is in effect, plus such additional amount of time as is required under the last sentence of Section 6(c), upon which Additional Interest will cease to accrue and the interest rate on the Transfer Restricted Securities will revert to the original rate; provided, however, that, if after the date such Additional Interest ceases to accrue, another Registration Default occurs, Additional Interest will again commence accruing pursuant to the foregoing provisions. In no event will Additional Interest accrue under more than one of the foregoing clauses (i), (ii) and (iii) at any one time; provided, however, that the amount of Additional Interest accruing on the Transfer Restricted Securities shall not exceed, in any event, 1.00% per annum. The obligations of the Issuers and the Guarantors to pay Additional Interest as set forth in this Section 5 shall be the sole and exclusive remedy of the Holders for any Registration Default.

All obligations of the Issuers and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

SECTION 6.       Registration Procedures.

(a)      Exchange Offer Registration Statement.  In connection with the Exchange Offer, the Issuers and the Guarantors shall comply with all of the applicable provisions of Section 6(c)

hereof, shall use commercially reasonable efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof. As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Issuers, prior to the Consummation thereof, a written representation to the Issuers (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate (within the meaning of Rule 405 under the Securities Act) of the Issuers or the Guarantors, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any Person to participate in, a distribution (within the meaning of the Securities Act) of the Exchange Securities to be issued in the Exchange Offer and (C) it is acquiring the Exchange Securities in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Issuers’ preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters, and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Securities obtained by such Holder in exchange for New Securities acquired by such Holder directly from the Issuers.

(b)      Shelf Registration Statement.  In connection with any Shelf Registration Statement, each of the Issuers and the Guarantors shall comply with all the provisions of Section 6(c) hereof and shall use commercially reasonable efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto each of the Issuers and the Guarantors will as expeditiously as possible, when required, prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

(c)      General Provisions.  In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of New Securities by Broker-Dealers), each of the Issuers and the Guarantors shall:

 (i)       use commercially reasonable efforts to keep such Registration Statement continuously effective and provide all requisite financial statements (including, if required by the Securities Act or any regulation thereunder, financial statements of the Guarantors) for the period specified in Section 3 or 4 hereof, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Issuers shall file promptly an appropriate amendment to such Registration Statement (or file with the Commission a document to be incorporated by reference into the Registration Statement), in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use commercially reasonable efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter, subject to the provisions applicable to Exchange Offer Registration Statement Suspension Periods and Blackout Periods and the last paragraph hereof;

 (ii)     prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424, 430A and 430B under the Securities Act in a timely manner; and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

 (iii)    in the case of a Shelf Registration Statement, advise the underwriters, if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, and (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein (with respect to the Prospectus, in light of the circumstances under which they were made) not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or blue sky laws, each of the Issuers and the Guarantors shall use commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

 (iv)     in the case of a Shelf Registration Statement, furnish without charge to each of the Initial Purchasers, each selling Holder named in any Registration Statement if so requested by such Holder, and each underwriter, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review and comment of such Holders and underwriters in connection with such sale, if any, for a period of at least five Business Days, and the Issuers will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which an Initial Purchaser of Transfer Restricted Securities covered by such Registration Statement or the underwriters, if any, shall reasonably object in writing within five Business Days after the receipt thereof (such objection to be deemed timely made upon confirmation of telecopy transmission within such period); provided, that this clause (iv) shall not apply to any filing by the Partnership of any annual report on Form 10-K, quarterly report on Form 10-Q or Current Report on Form 8-K with respect to matters unrelated to the New Securities, the Transfer Restricted Securities and the Exchange Securities and the offering or exchange therefor. The objection of an Initial Purchaser or an underwriter, if any, shall be deemed to be reasonable if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

 (v)      in the case of a Shelf Registration Statement, make available during normal business hours for inspection by the Initial Purchasers, the managing underwriters, if any, participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by such Initial Purchasers or any of the underwriters, all financial and other records, pertinent corporate documents and properties of each of the Issuers and the Guarantors and cause the Issuers’ and the Guarantors’ officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof (and each such Person shall agree that it will keep such information confidential and not disclose any such records, documents, properties or information unless (A) the disclosure of such records, documents, properties or information is, in the opinion of counsel to such Person, necessary to avoid or correct a misstatement or omission in such Registration Statement, (B) the release of such records, documents, properties or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (C) the records, documents, properties or information in such records is public or has been made generally available to the public other than as a result of a disclosure or failure to safeguard by such Person or (D) disclosure of such records, documents, properties or information is, in the opinion of counsel for any such Person, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving such Person and arising out of, based upon, related to, or involving this Agreement, or any transaction contemplated hereby or arising hereunder) and prior to its effectiveness and to participate in meetings with investors to the extent requested by the managing underwriters, if any, if in connection with the Underwritten Offering of Transfer Restricted Securities of an aggregate principal amount of $100,000,000 or greater;

 (vi)      in connection with an Underwritten Offering, if requested by any selling Holders or the underwriters, if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriters, if any, may reasonably request to have included therein, including, without limitation, information relating to the “Plan of Distribution” of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriters, the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after the Issuers are notified of the matters to be incorporated in such prospectus supplement or post-effective amendment, subject to the provisions applicable to the Exchange Offer Registration Statement Suspension Periods and Blackout Periods and the last paragraph hereof;

 (vii)     in the case of a Shelf Registration Statement, furnish to each Initial Purchaser, each selling Holder if requested and each of the underwriters, if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including financial statements and schedules, but without all documents incorporated by reference therein or exhibits thereto (including exhibits incorporated therein by reference), unless requested;

 (viii)    in the case of a Shelf Registration Statement, deliver to each selling Holder if requested and each of the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; each of the Issuers and the Guarantors hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriters, if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

 (ix)      in the case of a Shelf Registration Statement, enter into such customary agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings of debt securities similar to the Transfer Restricted Securities, as may be appropriate in the circumstances), and make such representations and warranties, and take all such other actions in connection therewith as is customary in offerings of debt securities similar to the Transfer Restricted Securities in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be reasonably requested by any Initial Purchaser or by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, each of the Issuers and the Guarantors shall:

(A)      furnish to each Initial Purchaser, each selling Holder and each underwriter, if any, in such substance and scope as they may request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the effectiveness of the Shelf Registration Statement:

  (1)      a certificate, dated the date of effectiveness of the Shelf Registration Statement signed by (x) the Chief Executive Officer, President or any Vice President and (y) the principal financial or accounting officer of each of the Issuers and the Guarantors (or their general partner or sole member, as applicable), confirming, as of the date thereof, the matters set forth in Section 5(c) of the Purchase Agreement (to the extent applicable) and such other matters as such parties may reasonably request;

  (2)      an opinion, dated the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Issuers and the Guarantors, covering the matters set forth in Section 5(a) of the Purchase Agreement and such other matter as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Issuers and the Guarantors, representatives of the independent public accountants for the Issuers and the Guarantors, representatives of the underwriters, if any, and counsel to the underwriters, if any, in connection with the preparation of such Shelf Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing, no facts came to such counsel’s attention that caused such counsel to believe that the Shelf Registration Statement, at the time such Shelf Registration Statement or any post-effective amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial, accounting and reserve data included in any Shelf Registration Statement contemplated by this Agreement or the related Prospectus;

  (3)      a customary comfort letter, dated the date of effectiveness of the Shelf Registration Statement, from the Partnership’s independent accountants, in the customary form and covering matters of the type customarily requested to be covered in comfort letters by underwriters in connection with primary underwritten offerings, and covering or affirming the matters set forth in the comfort letters delivered pursuant to Section 5(d) of the Purchase Agreement, without exception, provided that to be an addressee of the comfort letter, if requested by the applicable accountant, each Initial Purchaser, underwriter and selling Holder may be required to confirm that it is in the category of person to whom a comfort letter may be delivered in accordance with applicable accounting literature; and

  (4)      a customary comfort letter, dated the date of effectiveness of the Shelf Registration Statement, from any of the Partnership’s independent petroleum engineers whose reports are referenced in the Shelf Registration Statement or any document incorporated by reference into the Shelf Registration Statement, in the customary form and covering matters of the type customarily requested to be covered in comfort letters by underwriters in connection with primary underwritten offerings.

(B)      set forth in full or incorporate by reference in the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

(C)      deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with Section 6(c)(ix)(A) hereof and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuers or any of the Guarantors pursuant to this Section 6(c)(ix), if any.

If at any time the representations and warranties of the Issuers and the Guarantors contemplated in Section 6(c)(ix)(A)(1) hereof cease to be true and correct, the Issuers or the Guarantors shall so advise the Initial Purchasers and the underwriters, if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

(x)     in the case of a Shelf Registration Statement, prior to any public offering of Transfer Restricted Securities pursuant to a Shelf Registration Statement, cooperate with the selling Holders, the underwriters, if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the state securities or blue sky laws of such jurisdictions as the selling Holders or underwriters, if any, may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that none of the Issuers nor the Guarantors shall be required to register or qualify as a foreign entity where it is not then so qualified or to take any action that would subject it to the service of process in suits or to taxation in any jurisdiction where it is not then so subject;

(xi)     shall issue, upon the request of any Holder of New Securities covered by the Exchange Offer Registration Statement, in connection with the Consummation of the Exchange Offer and in accordance with the Indenture, Exchange Securities having an aggregate principal amount equal to the aggregate principal amount of New Securities surrendered to the Issuers by such Holder in exchange therefore;

(xii)    in connection with an Underwritten Offering, cooperate with the selling Holders and the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriters, if any, may request at least two Business Days prior to any sale of Transfer Restricted Securities made by such Holders or underwriters;

(xiii)   in the case of a Shelf Registration Statement, use commercially reasonable efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other domestic governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in Section 6(c)(x) hereof;

(xiv)   if any fact or event contemplated by Section 6(c)(iii)(D) hereof shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, subject to the provisions applicable to Exchange Offer Registration Statement Suspension Periods and Blackout Periods and the last paragraph hereof;

(xv)    provide a CUSIP number for all Exchange Securities not later than the effective date of the Registration Statement covering such Exchange Securities and provide the Trustee under the Indenture with printed certificates for such Exchange Securities which are in a form eligible for deposit with the Depository Trust Company and take all other action reasonably necessary to ensure that all such Exchange Securities are eligible for deposit with the Depository Trust Company;

(xvi)   cooperate and assist in any filings required to be made with the FINRA and in the performance of any due diligence investigation by any underwriter (including any “qualified independent underwriter” as that term is defined within the rules and regulations of the FINRA) that is required to be retained in accordance with the rules and regulations of the FINRA;

(xvii)   otherwise use commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable, a consolidated earnings statement meeting the requirements of Rule 158 under the Securities Act (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm commitment or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Issuers’ first fiscal quarter commencing after the effective date of the Registration Statement;

(xviii)  cause the Indenture to be qualified under the Trust Indenture Act not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of the New Securities to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and to execute and use commercially reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

(xix)    in the case of a Shelf Registration Statement, cause all Transfer Restricted Securities covered by such Shelf Registration Statement to be listed on each securities exchange or automated quotation system on which similar securities issued by the Issuers are then listed if requested by the Holders of a majority in aggregate principal amount of New Securities or the managing underwriters, if any.

Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Issuers of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof or any Exchange Offer Registration Statement Suspension Period described in Section 3(c) or any Blackout Period described in Section 4(a) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xiv) hereof, or until it is advised in writing (the “Advice”) by the Issuers that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Issuers, each Holder will deliver to the Issuers (at the Issuers’ expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Issuers shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof or notice of any Exchange Offer Registration Statement

Suspension Period and Blackout Period to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xiv) hereof or shall have received the Advice.

SECTION 7.        Registration Expenses.

(a)       All expenses incident to the Issuers’ and the Guarantors’ performance of or compliance with this Agreement will be borne by the Issuers and the Guarantors, jointly and severally, regardless of whether a Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holder with the FINRA (and, if applicable, the fees and expenses of any “qualified independent underwriter” and its counsel that may be required by the rules and regulations of the FINRA)); (ii) all fees and expenses of compliance with federal securities and state securities or blue sky laws; (iii) all expenses of printing (including printing certificates for the Exchange Securities to be issued in the Exchange Offer and printing of Prospectuses), if any, messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Issuers, the Guarantors and, subject to Section 7(b) hereof, the Holders of Transfer Restricted Securities; (v) all fees and disbursements of independent certified public accountants of the Issuers and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance); (vi) all application and filing fees in connection with listing the Exchange Securities on a securities exchange or automated quotation system pursuant to the requirements thereof; and (vii) all fees and disbursements of the Trustee and its counsel; provided that all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of a Holder’s Transfer Restricted Securities pursuant to a Shelf Registration Statement shall be the responsibility of each Holder.

Each of the Issuers and the Guarantors will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Issuers or the Guarantors.

(b)       In connection with any Shelf Registration Statement required by this Agreement, the Issuers and the Guarantors, jointly and severally, will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Latham & Watkins LLP or such other counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

SECTION 8.        Indemnification.

(a)       The Issuers and the Guarantors, jointly and severally, agree to indemnify and hold harmless (i) each Holder and (ii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder (any of the Persons referred to in this clause (ii) being hereinafter referred to as a “controlling person”) and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any Person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an “Indemnified Holder”), to the fullest extent lawful, from and against any and all losses, claims, damages or liabilities (or actions in respect thereof) including, without limitation, and as incurred, reimbursement of each such Indemnified Holder for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim damage, liability or action, joint or several, directly or indirectly arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein (in the case of the Registration Statement or any amendment or supplement thereto) or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or actions are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Holders furnished in writing to the Issuers by any of the Holders expressly for use therein. This indemnity agreement shall be in addition to any liability which the Issuers or any of the Guarantors may otherwise have.

In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Issuers or the Guarantors, such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Issuers and the Guarantors in writing; provided, however, that the failure to give such notice shall not relieve the Issuers or any of the Guarantors of their respective obligations pursuant to this Agreement. Such Indemnified Holder shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as incurred, by the Issuers and the Guarantors (regardless of whether it is ultimately determined that an Indemnified Holder is not entitled to indemnification hereunder). The Issuers and the Guarantors shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holders, which firm shall be reasonably designated by the Holders. The Issuers and the Guarantors shall not be liable to any indemnified party for any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim, action, suit or proceeding) unless such settlement, compromise or consent is consented to by the Issuers and the Guarantors in writing. The Issuers and the Guarantors shall not, without the prior written consent of each Indemnified Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination (i) includes an unconditional release of each Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding and (ii) does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any indemnified party.

(b)      Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Issuers, the Guarantors and their respective directors, officers of the Issuers and the Guarantors who sign a Registration Statement, and any Person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Issuers or any of the Guarantors, and the respective officers, directors, partners, employees, representatives and agents of each such Person, to the same extent as the foregoing indemnity from the Issuers and the Guarantors to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement or Prospectus (or any amendment or supplement thereto). In case any action or proceeding shall be brought against the Issuers, the Guarantors or their respective directors or officers or any such controlling person in respect of which indemnity may be sought against a Holder of Transfer Restricted Securities, such Holder shall have the rights and duties given the Issuers and the Guarantors, and the Issuers, the Guarantors, their respective directors and officers and such controlling person shall have the rights and duties given to each Holder by the preceding paragraph. This indemnity agreement shall be in addition to any liability that the Holders of Transfer Restricted Securities may otherwise have.

(c)      If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or (b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or actions referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors, on the one hand, and the Holders, on the other hand, from the Initial Placement (which in the case of the Issuers and the Guarantors shall be deemed to be equal to the total gross proceeds to the Issuers and the Guarantors from the Initial Placement and in the case of the Holders shall be deemed to be equal to the total discount received by such Holder with respect to the New Securities), the amount of Additional Interest which did not become payable as a result of the filing of the Registration Statement resulting in such losses, claims, damages, liabilities or actions, and such Registration Statement, or if such allocation is not permitted by applicable law, the relative fault of the Issuers and the Guarantors, on the one hand, and the Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Issuers and the Guarantors on the one hand and of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or any of the Guarantors, on the one hand, or the Indemnified Holders, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and actions referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

The Issuers, the Guarantors and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or actions referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, none of the Holders (and its related Indemnified Holders) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total discount received by such Holder with respect to the New Securities exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 8(c) are several in proportion to the respective principal amount of New Securities held by each of the Holders hereunder and not joint.

SECTION 9.        Rule 144A.  Each of the Issuers and the Guarantors hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, if the Partnership is no longer required to file reports under the Exchange Act, to make available upon request to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A under the Securities Act.

SECTION 10.      Participation in Underwritten Registrations.  No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder’s Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

SECTION 11.      Selection of Underwriters.  The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment bankers and managing underwriter(s) that will administer such offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, however, that such investment banker(s) and managing underwriters must be reasonably satisfactory to the Issuers.

SECTION 12.      Miscellaneous.

(a)      Remedies.  Each of the Issuers and the Guarantors hereby agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b)      No Inconsistent Agreements.  Each of the Issuers and the Guarantors will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuers’ or any of the Guarantors’ securities under any agreement in effect on the date hereof.

(c)      Adjustments Affecting the Securities.  The Issuers will not take any action, or permit any change to occur, with respect to the New Securities that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

(d)      Amendments and Waivers.  The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Issuers have (i) in the case of Section 5 hereof and this Section 12(d)(i), obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities (excluding any Transfer Restricted Securities held by the Issuers or its Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered; provided, however, that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Issuers shall obtain the written consent of Wells Fargo Securities LLC, as representative of the Initial Purchasers, with respect to which such amendment, qualification, supplement, waiver, consent or departure is to be effective.

(e)      Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), electronic transmission, or air courier guaranteeing overnight delivery:

 (i)      if to a Holder, at the address set forth on the records of the Trustee under the Indenture, with a copy to the Trustee under the Indenture; and

 (ii)      if to the Issuers:

Memorial Production Partners LP

1301 McKinney Street, Suite 2100

Houston, Texas 77010

(fax: (713) 588-8301)

Attention: General Counsel

with a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP

1111 Louisiana Street, 44th Floor

Houston, Texas 77002

(fax: (713) 236-0822)

Attention: John Goodgame

 (iii)     if to the Initial Purchasers:

Wells Fargo Securities, LLC

550 S. Tryon Street, 5th Floor

Charlotte, North Carolina 28202

(fax: (704) 410-4874)

Attention: High Yield Syndicate

   with a copy to:

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, Texas 77002

(fax: (713) 546-5401)

Attention: J. Michael Chambers

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

(f)      Successors and Assigns.   This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

(g)     Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(h)     Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i)      Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES THEREOF.

(j)      Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(k)     Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Issuers with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

MEMORIAL PRODUCTION PARTNERS LP

By:	Memorial Production Partners GP LLC, its general partner

By:
	Name:	John A. Weinzierl
	Title:	President & Chief Executive Officer

MEMORIAL PRODUCTION FINANCE CORPORATION

By:
	Name:	John A. Weinzierl
	Title:	President & Chief Executive Officer

[Signature Page to Registration Rights Agreement]

MEMORIAL PRODUCTION OPERATING LLC

By:	Memorial Production Partners LP, its sole member
By:	Memorial Production Partners GP LLC, its general partner

By:
	Name:	John A. Weinzierl
	Title:	President & Chief Executive Officer

COLUMBUS ENERGY, LLC
RISE ENERGY OPERATING, LLC
WHT ENERGY PARTNERS LLC
MEMORIAL ENERGY SERVICES LLC
MEMORIAL MIDSTREAM LLC
PROSPECT ENERGY, LLC

By:	Memorial Production Operating LLC, its sole member
By:	Memorial Production Partners LP, its sole member
By:	Memorial Production Partners GP LLC, its general partner

By:
	Name:	John A. Weinzierl
	Title:	President & Chief Executive Officer

[Signature Page to Registration Rights Agreement]

RISE ENERGY MINERALS, LLC
RISE ENERGY BETA, LLC

By:	Rise Energy Operating, LLC, its sole member
By:	Memorial Production Operating LLC, its sole member
By:	Memorial Production Partners LP, its sole member
By:	Memorial Production Partners GP LLC, its general partner

By:
	Name:	John A. Weinzierl
	Title:	President & Chief Executive Officer

WHT CARTHAGE LLC

By:	WHT Energy Partners LLC, its sole member
By:	Memorial Production Operating LLC, its sole member
By:	Memorial Production Partners LP, its sole member
By:	Memorial Production Partners GP LLC, its general partner

By:
	Name:	John A. Weinzierl
	Title:	President & Chief Executive Officer

[Signature Page to Registration Rights Agreement]

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written:

WELLS FARGO SECURITIES, LLC

By:
Name:
Title:

For itself and as Representative of the several Initial Purchasers named in Exhibit A of the Purchase Agreement.

[Signature Page to Registration Rights Agreement]

SCHEDULE A

Guarantors

Memorial Production Operating LLC

Columbus Energy, LLC

Rise Energy Operating, LLC

Rise Energy Minerals, LLC

Rise Energy Beta, LLC

WHT Carthage LLC

WHT Energy Partners LLC

Memorial Energy Services LLC

Memorial Midstream LLC

Prospect Energy LLC

ANNEX I

Resale Pursuant to Regulation S or Rule 144A.   Each Initial Purchaser understands that:

Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Securities in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 of Regulation S (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, other than in accordance with Regulation S or another exemption from the registration requirements of the 1933 Act. The Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Securities (including any “tombstone” advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Securities, except such advertisements as are permitted by and include the statements required by Regulation S.

Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903 of Regulation S, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the date the Securities were first offered to persons other than distributors in reliance on Regulation S and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or in accordance with Rule 144A under the Securities Act or to accredited investors in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Securities covered hereby in reliance on Regulation S under the Securities Act during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S under the Securities Act.”

Such Initial Purchaser agrees that the Securities offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of Regulation S and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the 1933 Act.

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